                                                                    EXHIBIT 10.6

                       ADMINISTRATIVE SERVICES AGREEMENT
                       ---------------------------------

     This ADMINISTRATIVE SERVICES AGREEMENT (the "Agreement") is made and entered into as of this 6th day of May, 1999 (the "Effective Date"), by and between the Blue Cross Blue Shield Association ("THE ASSOCIATION"), an Illinois not-for-profit organization, and Network Management Services, Inc. ("NMS"), a Minnesota corporation.

                                   RECITALS:
                                   --------

     A. THE ASSOCIATION provides certain centralized enrollment, financial and other administrative services in connection with certain programs (currently designated under the names HMO Blue USA; Medicare Blue USA and BluesCONNECT) through which Blue Cross and/or Blue Shield Plans provide and/or administer health benefits coverage for employees of accounts;

     B. THE ASSOCIATION and NMS are parties to an Administrative Services Agreement dated August 29, 1997 (the "BluesCONNECT Agreement"), pursuant to which THE ASSOCIATION has outsourced to NMS certain enrollment, financial and other administrative services that are provided through THE ASSOCIATION in connection with the BluesCONNECT program; and

     C. NMS is in the business of providing administrative services to health plans, insurance carriers and to purchasers of health care coverage, and possesses the expertise necessary to assist THE ASSOCIATION in administering the HMO Blue USA, Medicare Blue USA and other centralized programs; and to continue to assist in the administration of the BluesCONNECT program.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the parties agree as follows:

                                   SECTION 1
                                  DEFINITIONS

     When used in this Agreement, the following terms shall have the meanings set forth below:

     1.1  Account.  "Account" means an employer or other entity which has
          -------
employees for whom the Account provides any type of health coverage products, including indemnity, health maintenance organization, point of service, or preferred provider organization products.

     1.2  Administrative Services.  "Administrative Services" means certain
          -----------------------
centralized enrollment, eligibility, billing and disbursement, financial and reporting, client issue resolution and related administrative services and products which have been delegated by the Participating Plans to THE ASSOCIATION in connection with the Program(s) and are provided to Participating Accounts through THE ASSOCIATION.

     1.3  Bank.  "Bank" means the First National Bank of Chicago and/or any
          ----
other financial institution selected from time to time by THE ASSOCIATION in which the Bank Account will be maintained.

     1.4  Bank Account.  "Bank Account" means a fiduciary bank deposit account
          ------------
established by THE ASSOCIATION and used for the receipt and disbursement of monies in connection with the Program(s) in accordance with Section 4 below.

     1.5  BEN-NET(TM).  "BEN-NET(TM)" means NMS's proprietary eligibility
          -----------
management tools, software and services which provides the capability for group set-ups, vendor set-ups, enrollment and eligibility management, enrollment and eligibility data edits, eligibility distribution to vendors, retroactive enrollment adjustments, consolidated billing, customer services and payment to Health Plans.

     1.6  Blue Plan.  "Blue Plan" means any Blue Cross and/or Blue Shield
          ---------
Health Plan or its licensed affiliates.

     1.7  BluesCONNECT.  "BluesCONNECT" refers to the national account program
          ------------
through which Blue Plans provide health maintenance organization ("HMO") and HMO-based insurance products to Accounts, supported by certain enhanced centralized Administrative Services provided by THE ASSOCIATION through NMS pursuant to the BluesCONNECT Agreement.

     1.8  BluesNET.  "BluesNET" means the private wide-area computer network
          --------
through which THE ASSOCIATION maintains communications with selected Health Plans and other entities.

     1.9  Business Day.  "Business Day" means any day other than Saturday,
          ------------
Sunday or a United States National holiday.

     1.10 Consolidated Bill.  "Consolidated Bill" means a detailed monthly
          -----------------
billing invoice based upon the Participating Plan's premium and rate data in BEN-NET(TM) and the entry of Subscriber information received from Participating Plans or Participating Accounts.

     1.11 Core Services.  "Core Services" means all of the services NMS agrees
          -------------
to perform under this Agreement, including but not limited to the services referenced under Section 2 of this Agreement; except those services identified as non-Core Services on Schedule I hereto.

     1.12 Coverage Month.  "Coverage Month" means a month during the term of
          --------------
this Agreement in which a Member receives health care coverage from a Participating Plan.

     1.13 Eligible Employee.  "Eligible Employee" means a bona-fide employee
          -----------------
of a Participating Account.

     1.14 Enrollment Form.  "Enrollment Form" means a form completed by an
          ---------------
Eligible Employee or other Member to enroll in benefits coverage offered by a Participating Plan or to terminate from or make changes to his/her enrollment in benefits coverage offered by a Participating Plan.

     1.15 Environmental Analysis.  "Environmental Analysis" means an interview
          ----------------------
and analysis conducted by NMS with representatives of a Participating Account to determine current enrollment, financial, and customer service processes for applicable coverage benefits sponsored by such Participating Account, as described in Section 2.1 below.

     1.16 Health Plan.  "Health Plan" means a health care service plan or
          -----------
affiliated entity, insurance carrier, health maintenance organization or other provider of health care benefits or benefits administration.

     1.17 HMO Blue USA.  "HMO Blue USA" refers to the national account program
          ------------
through which Blue Plans provide HMO and HMO-based insurance products to Accounts, supported by centralized Administrative Services.

     1.18  Lock Box.  "Lock Box" means a lock box to be established at the
           --------
Bank for the receipt and distribution of monies in connection with the Program(s) in accordance with Section 4 below.

     1.19  Medicare Blue USA.  "Medicare Blue USA" refers to the national
           -----------------
account program through which Blue Plans provide HMO and HMO-based insurance to Medicare enrollees of Participating Accounts supported by centralized Administrative Services in a manner substantially similar to that for HMO Blue USA.

     1.20  Member.  "Member" means a person enrolled for benefits coverage
           ------
as a result of such Member's relationship with a Subscriber maintained in BEN-NET(TM) including but not limited to Eligible Employees and dependents of Eligible Employees, retirees, dependents of retirees, COBRA continuees, dependents of COBRA continuees, persons on leaves of absence and other continuations of coverage.

     1.21  Participants.  "Participants" means collectively, THE ASSOCIATION,
           ------------
NMS, the Participating Accounts, the Participating Plans and all Members.

     1.22  Participating Account.  "Participating Account" means an Account
           ---------------------
which participates in the Program(s) (current list on Schedule II hereto) and for which NMS receives fees as described in Schedule I for providing Core Services to the Account hereunder.

     1.23  Participating Plan.  "Participating Plan" means a Blue Plan which
           ------------------
participates in the Program(s), or any Blue Plan affiliate which has been permitted to participate in the Program(s).

     1.24  Program(s).  "Program(s)" means the HMO Blue USA, Medicare Blue USA,
           ----------
BluesCONNECT (as such names may change from time to time) and other programs which may be identified and/or developed from time to time through which Blue Plans provide any type of health insurance products, including indemnity, health maintenance organization, point of service or preferred provider organization products to Accounts, and in connection with which THE ASSOCIATION provides centralized Administrative Services.

     1.25  Program Rules.  "Program Rules" means the administrative rules for
           -------------
Program participation by Accounts and Health Plans, as promulgated from time to time and implemented by THE ASSOCIATION in its sole discretion as set forth in
Section 10.3 below.

     1.26  Self-Bill.  "Self-Bill" means the billing method by which a
           ---------
Participating Account or third party administrator maintains its own membership files and calculates monthly premiums owed under the Program(s).

     1.27  Subscriber.  "Subscriber" means an individual who is enrolled in
           ----------
benefits coverage through the Program(s) and is the certificate holder, including Eligible Employees, retirees, COBRA continuees, persons on leaves of absence and other continuations of coverage. "Subscriber" does not include any dependents of such individual.

                                   SECTION 2
                                 DUTIES OF NMS

     During the term of this Agreement, NMS shall provide the following Core Services in accordance with the standards set forth below:

     2.1   Participating Account and Participating Plan Setup.
           --------------------------------------------------

           a.  (i)   NMS will perform an Environmental Analysis with each
Participating Account that has an enrollment of *** or more Subscribers. Each such Environmental Analysis will include an on-site interview conducted by NMS with representatives of the Participating Account to determine current enrollment, financial and customer service processes for applicable benefits sponsored by such Participating Account to determine group reporting, rate and benefit structure requirements, and Participating Plan contract setup.

               (ii) At THE ASSOCIATION's request, NMS will also perform an Environmental Analysis for a Participating Account that has an enrollment of less than *** subscribers for the fees described in Schedule I.

               (iii) At THE ASSOCIATION's request, NMS will also perform an expanded Environmental Analysis that will involve additional site visits and further analysis for any Participating Accounts that do not have the capacity to provide a single electronic enrollment file (e.g., as a result of maintaining multiple payroll systems). The terms and conditions for that expanded Environmental Analysis shall be mutually agreed upon by THE ASSOCIATION and NMS.

           b. NMS staff shall actively participate in the implementation process of new Participating Accounts into the Program(s) in accordance with the requirements of this

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Agreement. NMS staff shall be responsible for ensuring that a new Participating Account is set-up correctly in BEN-NET(TM), based on information provided by THE ASSOCIATION, and that the implementation is well-defined and documented. NMS staff shall develop and manage an implementation project plan for each new Participating Account's implementation. Provided that NMS shall not be required to convert any Participating Account which, prior to October 31, 1999, has given notice to the Participating Plans of its termination of participation in the Program(s) to be effective prior to December 31, 1999, and THE ASSOCIATION has notified NMS of such termination.

          c. For each Participating Plan, NMS shall complete implementation of the electronic connectivity for such Participating Plan by a date mutually agreed to by THE ASSOCIATION, NMS and the Participating Plan.

     2.2  Collection and Distribution of Enrollment and Eligibility Data.
          --------------------------------------------------------------

               a. (i) For all Participating Accounts which have the capability to send enrollment and eligibility data electronically, NMS shall have the capability and shall receive and process enrollment information regarding additions, changes and terminations of enrollment of Members from those Participating Accounts in the manner described in Schedule III hereto as modified from time to time by THE ASSOCIATION (except for new Participating Accounts with less than *** subscribers, in which case NMS shall only be obligated to accept electronic data if the Participating Account uses a standard industry import);

                    (ii) For all Participating Accounts which do not have the capability to send electronic enrollment and eligibility data or for those accounts with less than *** subscribers that do not use a standard industry import, NMS shall receive and process Enrollment Forms and materials regarding additions, changes and terminations of enrollment from those Participating Accounts.

               b. NMS shall follow the eligibility rules established for each Participating Account in processing enrollment and eligibility information.

               c. NMS shall establish and maintain ongoing electronic connectivity for enrollment information between NMS and each Participating Plans' membership systems, in accordance with THE ASSOCIATION's specifications described in Schedule III, and as modified by THE ASSOCIATION from time to time.

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

               d. NMS shall distribute enrollment information electronically to Participating Plans for all Participating Accounts where the enrollment data is submitted directly to NMS, either electronically or on paper Enrollment Forms, within time frames to be determined by mutual agreement.

               e. NMS shall at all times maintain the capability to disseminate enrollment data to Participating Plans via paper where the Participating Plan does not have the capability to receive electronic enrollment data from NMS.

               f. NMS will forward paper copies of Enrollment Forms to Participating Plans for all Participating Accounts relying upon centralized "paper form flow" to communicate enrollment information to the Participating Plans. THE ASSOCIATION will make reasonable efforts to improve the efficiency of this process.

               g. NMS shall maintain and make available to THE ASSOCIATION a log of electronic connectivity, which identifies the current status of electronic connectivity for each Participating Plan. The log will identify in detail any issues or problems with establishing and maintaining such connectivity for any Participating Plan and the action plan devised by the Participating Plan for resolving such issues or problems and the timetable for that resolution.

               h. NMS shall process and distribute enrollment and eligibility information in the manner and within the time frames described in this Agreement and Schedule IV hereto.

     2.3  Billing and Reconciliation.
          --------------------------

          (a) Except as provided in Section 2.3(b) below with respect to Self-Bill Accounts, NMS shall accurately calculate the correct amount of premiums and other payments due from each Participating Account, including but not limited to all premiums, broker's and administrative fees, late payments and other charges based on the applicable rates, administrative fees and other charges to each Participating Account and Participating Plan provided by THE ASSOCIATION (which have been obtained from the Participating Plans, as applicable). The amounts due from the Participating Account and any changes to the rates or other charges applicable to such amounts shall be included by NMS in a Consolidated Bill. The Consolidated Bill for each month shall be transmitted to the applicable Participating Account no later than the twenty-first day of the month prior to the Coverage Month represented by that invoice or by such other date as established from time to time by THE ASSOCIATION.

          (b) NMS shall receive, review for accuracy and process invoices from Participating Accounts which Self-Bill. Self-Bill invoices shall be transmitted to NMS either electronically or by paper.

          (c) NMS shall direct each Participating Account to remit all amounts due under its Consolidated Bill or Self-Bill invoice directly to the Lock Box at the Bank Account by electronic funds transfer or other means acceptable to THE ASSOCIATION. Upon request by THE ASSOCIATION, NMS shall provide copies of any or all Consolidated Bills and Self-Bill invoices to THE ASSOCIATION. In the event that THE ASSOCATION's request requires substantial time and effort on NMS's behalf, THE ASSOCATION shall reimburse NMS for its reasonable expenses related to the request.

          (d) For self funded Participating Accounts, NMS shall receive and consolidate claims expenses from vendors on a weekly basis, analyze expense reporting, perform high-level audits, collect funds from the Participating Accounts and direct the distribution of those funds to the applicable Health Plan.

          (e) NMS's BEN-NET(TM) system shall be able to support a variety of billing rates, including composite and coverage-tier driven rates.

     2.4  Delinquency Process.  NMS shall promptly notify all Participating
          -------------------
Accounts of any past due amounts owed and shall make reasonable efforts to collect such amounts in accordance with the delinquency process described in
Schedule V. NMS shall not commence legal action to collect past due amounts. The Participating Plans shall have the sole authority to terminate the participation of any Participating Account in the Program(s) and may do so without NMS's consent. If one or more Participating Plans elect to waive or postpone compliance with payment requirements, THE ASSOCIATION shall so advise NMS and shall be responsible for facilitating any necessary arrangements among Participating Plans. The delinquency process described in this Section 2.4 shall be carried out in accordance with procedures that have been approved in advance by THE ASSOCIATION and such procedures must comply with all applicable state and federal laws.

     2.5  No Liability for Unpaid Amounts.  Neither THE ASSOCIATION nor NMS
          -------------------------------
shall have any obligation to remit or guaranty collection of any unpaid amounts owed by a Participating Account for any services provided hereunder.

     2.6  Reconciliation Services.
          -----------------------

          2.6.1  Reconciliation of Premiums and Membership.  Commencing from the
                 -----------------------------------------
effective date of the transfer of a Participating Account to NMS hereunder, NMS shall be responsible for resolving all discrepancies in premiums and enrollment and eligibility for the Participating Account arising on or after the effective date of transfer of a Participating Account to NMS hereunder, including discrepancies resulting from differences in the timing for processing of enrollment and eligibility data, data entry inaccuracies and retroactive enrollment and eligibility changes. THE ASSOCIATION shall cooperate with NMS in performing these reconciliations. Notwithstanding the above, THE ASSOCIATION shall, within 60 days commencing from the effective date of the transfer of a Participating Account to NMS hereunder, be responsible for resolving all discrepancies in premiums and enrollment for that Participating Account which occurred prior to the date of the transfer, including discrepancies resulting from differences in the timing for processing of enrollment and eligibility data, data entry inaccuracies and retroactive enrollment and eligibility changes. NMS shall cooperate with THE ASSOCIATION in performing these reconciliations.

          2.6.2  5500 and 1099 Reporting.  Each calendar year and only one time
                 -----------------------
each calendar year, NMS will provide to each Participating Account and/or broker or representative for each Participating Account the information related to the Program(s) to be used for preparation of a premium summary report reflecting annual premiums paid by each Participating Account for Schedule A production of IRS Forms 5500 and 1099. NMS will be responsible for providing premium summary data for the period during which NMS performed Administrative Services for the Participating Account.

     2.7  Customer Service.
          ----------------

          2.7.1  Toll-Free Number.  NMS shall make telephone support available
                 ----------------
to THE ASSOCIATION, Participating Accounts and Participating Plans, via a dedicated toll-free (800) telephone number available from 7:00 a.m. to 7:00 p.m. (Central Time) each Business Day. The toll-free number shall be staffed with NMS personnel trained to answer eligibility, enrollment, premium, billing and payment status and other questions related to the Program(s) and NMS's performance hereunder.

          2.7.2  NMS Response.  NMS shall promptly respond to all inquiries from
                 ------------
Participating Plans and Participating Accounts regarding the eligibility, enrollment, premium, billing and payment status and other issues related to the Program(s) and NMS's performance hereunder. NMS shall promptly notify THE ASSOCIATION of any unresolved concerns or problems identified by a Participating Plan or Participating Account. THE ASSOCIATION shall direct to NMS all inquiries and concerns regarding the foregoing issues that THE ASSOCIATION receives. THE ASSOCIATION shall support, and shall use its reasonable efforts to enforce, the agreed upon resolution of customer service issues.

          2.7.3  Issue Tracking System.  NMS shall maintain an automated record
                 ---------------------
of each issue or problem communicated to NMS's customer service department by a Participating Account or Participating Plan relating to the Program(s) or to NMS's services hereunder, including but not limited to telephone calls, e-mail messages, facsimile or paper communications. The record shall also reflect the disposition of each such contact. All records created pursuant to this Section
2.7.3 shall be available to THE ASSOCIATION on a confidential basis.

     2.8  Implementation Plan.
          -------------------

          2.8.1  Implementation Plan.  Attached hereto as Schedule VI is a
                 -------------------
summary of the critical tasks, dates and project resources set forth in the Implementation Plan mutually developed by the NMS and THE ASSOCIATION which is intended to produce a prompt and efficient transition to NMS of Program operations and Administration Services delegated to NMS hereunder. NMS shall be primarily responsible for implementing the Implementation Plan in a prompt manner and in accordance with the time schedule set forth in the Implementation Plan with minimal disruption to the provision of Core and Non-Core Services to the Participating Accounts and the Participating Plans. NMS shall provide the project management and issue resolution staff identified in the Implementation Plan and such other support and resources as are required to fulfill its responsibilities under the Implementation Plan. For each Participating Account being transferred hereunder, NMS shall incorporate into BEN-NET(TM) limited historical Member level and Participating Account enrollment and eligibility information in THE

ASSOCIATION's billing system from the initial import from (i) the most recent anniversary date of that Account's participation in the Program(s) or (ii) 90 days from the Effective Date of this Agreement, whichever historical period is greater. The process of incorporating the foregoing information into BEN-NET(TM) shall be completed by the date such Participating Account is transferred hereunder.

          2.8.2  Reimbursement of Association Costs.  In the event that all
                 ----------------------------------
Participating Accounts are not fully transitioned to NMS in accordance with the Implementation Plan by October 31, 1999 and that delay is not attributable to THE ASSOCIATION's failure to meet its obligations under this Agreement or the Implementation Plan, NMS shall pay to THE ASSOCIATION all costs incurred by THE ASSOCIATION to continue to provide Core Services to those untransitioned Participating Accounts after October 31, 1999, including the salary, benefits, assigns and overhead for THE ASSOCIATION employees and any compensation for ASSOCIATION contractors providing those Core Services. THE ASSOCIATION shall provide to NMS a written accounting of such reimbursable costs, which NMS will have the opportunity to review. At THE ASSOCIATION's election, such costs shall be withheld from amounts otherwise payable to NMS hereunder or shall be paid directly by NMS to THE ASSOCIATION. At no time will these costs include any consequential costs resulting from NMS not meeting its obligations.

     2.9  Rollover of BluesCONNECT Program.
          --------------------------------

          2.9.1  Termination of BluesCONNECT Agreement.  The parties hereby
                 -------------------------------------
agree that the BluesCONNECT Agreement shall terminate as of the close of business on December 31, 1999. Except as expressly provided in this Agreement, termination of the BluesCONNECT Agreement shall not relieve the parties of their respective obligations that are intended to survive termination of the Blues CONNECT Agreement, including under Section 6.7 thereof, nor shall such termination constitute a waiver or release of any breach of the BluesCONNECT Agreement by either party.

          2.9.2  Rollover of BluesCONNECT Accounts.  Effective as of January 1,
                 ---------------------------------
2000, (i) all BluesCONNECT Accounts under the BluesCONNECT Agreement shall become Participating Accounts under this Agreement and (ii) NMS shall provide Core and non-Core Services to those former BluesCONNECT Accounts in accordance with all of the terms and conditions of this Agreement, including the compensation terms set forth in
Schedule I hereto. The foregoing shall not apply to the IKON Account and other Participating Accounts which receive a limited number of Core and/or Non-Core Services. Those limited service Accounts shall continue to be handled under the pricing in place as of the Effective Date of this Agreement.

     2.10  Reports and Records.
           -------------------

           2.10.1  Provision of Reports.  NMS shall provide the following
                   --------------------
accurate and complete reports to THE ASSOCIATION in the manner set forth herein:

                   (i) The Standard Reports referenced on Schedule VII hereto shall be provided in accordance with the requirements set forth therein.

                   (ii) Upon request by THE ASSOCIATION, a record of all significant transactions and communications with each Participating Account and such Account's Members;

                   (iii) Such additional reports relating to the Program(s) and/or the services provided by NMS hereunder as are specified from time to time by THE ASSOCIATION, provided that the parties mutually agree on additional compensation payable to NMS to generate such reports.

     Except as provided in Section 2.10.1(iii) above, NMS shall bear all costs incurred to create and provide the foregoing reports. All such reports shall be provided to THE ASSOCIATION electronically and/or by hard copy as directed by THE ASSOCIATION.

           2.10.2  Maintenance of Records and Files.  NMS shall create and
                   --------------------------------
maintain complete records of each Participating Account, including copies of all payment distributions, Consolidated Bill and Self Bill invoices, paper enrollment reports and/or forms, significant correspondence with Participating Accounts, Participating Plans and/or brokers, and records of all other significant transactions relating to the Program(s). Such records shall be maintained for at least seven years from the date of the termination of this Agreement. Such records may be maintained in an electronic format and/or paper and shall be preserved in NMS's custody. Such records shall be available for examination and copying upon request by THE ASSOCIATION. In the event that THE ASSOCATION'S copying request requires substantial time and effort on NMS's behalf, THE ASSOCATION shall reimburse NMS for its reasonable expenses related to the request.

     2.11  Data Information Systems.
           ------------------------

           2.11.1  Maintenance of Systems, Personnel.  NMS shall maintain
                   ---------------------------------
adequate hardware, software, operating systems and personnel to deliver the Core Services and Non-Core Services required hereunder, including electronic connectivity with Participating Plans in the manner and to the extent set forth in this Agreement. NMS shall ensure that NMS personnel are fully trained in the hardware, software and operating systems necessary to provide the Core Services and Non-Core Services in the manner and to the extent set forth in this Agreement.

           2.11.2  Enhancement to BEN-NET(TM). From time to time, THE
                   --------------------------
ASSOCIATION may request NMS to make enhancements or modifications to BEN-NET(TM) to accommodate the unique requirements of THE ASSOCIATION and the Program(s). The parties shall agree in advance on the terms and conditions of such changes to BEN-NET(TM), including the price to be charged to THE ASSOCIATION for such changes and the parties' respective rights and licenses to such changes.

           2.11.3  BEN-NET(TM) Training for ASSOCIATION Staff. At THE
                   ------------------------------------------
ASSOCIATION's request, NMS shall train designated staff from THE ASSOCIATION and/or the Participating Plan(s) on the capabilities of BEN-NET(TM) and on other aspects of the Program(s). The travel and out-of-pocket expenses incurred by NMS in providing that training following the completion of the implementation of the Implementation Plan shall be paid by THE ASSOCIATION in accordance with the procedures set forth in Schedule I hereto.

           2.11.4  Backup and Disaster Recovery.  NMS shall maintain a business
                   ----------------------------
resumption plan (the "Business Resumption Plan") attached hereto as Schedule
VIII. NMS represents and warrants that the Business Resumption Plan shall ensure that computer and telephone systems essential to the performance by NMS of its duties under this Agreement shall not be inoperational for more than 24 hours, other than as a result of natural disasters or other causes not within the reasonable control of NMS. NMS will give written notice in advance of any substantial changes NMS intends to make to the Business Resumption Plan.

           2.11.5  Y2K Compliance. NMS shall assist THE ASSOCIATION and Accounts
                   --------------
to enable electronic data files from Participating Accounts that transmit electronically to be Year 2000 Compliant (as defined in Section 9.2 below).

     2.12  Performance Standards.
           ---------------------

           2.12.1  Performance Standards.  Commencing on the Effective Date, NMS
                   ---------------------
shall use reasonable efforts to meet or exceed the Target Performance Threshold percentages set forth in Schedule IV hereto. Commencing November 1, 1999, the Penalty Percentage for failure to meet such Target Performance Thresholds described in Schedule IV shall go into effect and be applied to NMS's performance of its duties hereunder commencing on that date. If NMI fails to achieve the Schedule IV Target Performance Threshold for a standard during a given quarter, NMI will pay a percentage penalty as indicated in the Schedule IV Penalty Percentage column. The penalty percentage represents that percentage by which the corresponding quarter's billed fees will be penalized. Upon receipt of such bill, NMS shall immediately remit the amount of such penalties to THE ASSOCIATION.

           2.12.2  Minimum Performance Threshold.  Commencing on the Effective
                   -----------------------------
Date, NMS shall satisfy the Minimum Performance Threshold referenced in Schedule IV hereto which reflects the minimum level of acceptable performance by NMS of its duties hereunder. Commencing November 1, 1999, the penalty points for failure to achieve the Minimum Performance Threshold described in Schedule IV shall go into effect and be applied to NMS's performance of its duties hereunder commencing on that date. If NMI fails to achieve the Minimum Performance Threshold for a standard during a given quarter, NMI will be assessed penalty points equal to the number set forth in the Schedule IV Penalty Points column. If for any given quarter, the total penalty points assessed is equal to or greater than 20, NMI will pay a penalty equal in amount to that corresponding quarter's total billed fees. The Penalty Percentage shall be assessed and billed to NMS on a quarterly basis, in arrears. Upon receipt of such bill, NMS shall immediately remit the amount of such penalties to THE ASSOCIATION.

           2.12.3  Modification.  The terms and conditions set forth in Schedule
                   -------------
IV may be modified from time to time by THE ASSOCIATION'S board or any ASSOCIATION committee to which the board delegates such functions. Requested modifications will be mutually agreed upon by THE ASSOCIATION and NMS.

     2.13  Capabilities Support.  At the request and direction of THE
           --------------------
ASSOCIATION, NMS will assist THE ASSOCIATION to provide information to Accounts and Participating Plans about NMS's capabilities to perform Core Services and non-Core Services. NMS's assistance may include, but shall not be limited to, site visits, system demonstrations and participation in proposal responses and presentations, as THE ASSOCIATION may reasonably request.

     2.14  Non-Blue Health Plans. Both parties agree that certain Participating
           ---------------------
Accounts may desire NMS to provide services similar to those listed herein to non-Blue Cross, Blue Shield or Blue Cross Blue Shield Health Plans. In such situations, NMS may, upon THE ASSOCIATION's request, develop and implement the necessary interfaces to accommodate such requests. Fees charged in conjunction with such services provided by NMS shall be outlined in a separate agreement acceptable to NMS and THE ASSOCIATION.

     2.15  Modification to Services.  The parties recognize and agree that from
           ------------------------
time to time it may be appropriate to modify the scope and manner that NMS provides Core and non-Core Services hereunder to better and more efficiently serve the needs of the Participating Accounts and Participating Plans, including modifications made to take advantage of technology enhancements available to NMS, to address the changing needs and expectations of Accounts and Health Plans and to adopt improvements to the delivery of services resulting from the experience of the parties hereunder. A party who wishes to request a Modification to this Agreement shall advise the other party in writing of the requested Modification and the rationale for making that Modification. The parties agree to thereafter negotiate in good faith to attempt to reach agreement on the terms and conditions for incorporating that Modification as a written amendment to this Agreement.

                                   SECTION 3
                           DUTIES OF THE ASSOCIATION

     During the term of this Agreement, THE ASSOCIATION shall provide the following services hereunder:

     3.1   Information.  THE ASSOCIATION and/or the Participating Plans shall
           -----------
retain responsibility for informing potential new Accounts and Health Plans about the Program(s). All costs incurred associated with providing such information, including the cost of issuing proposals, will be borne by the party providing the information. The level, manner, effort and scope of efforts under this Section 3.1, including the choice of Accounts and Health Plans to which such information is provided, shall be determined by THE ASSOCIATION and/or the Participating Plans in their sole discretion.

     3.2  Relationships with Health Plans.  THE ASSOCIATION shall retain
          -------------------------------
responsibility for managing relationships with Participating Plans. THE ASSOCIATION shall use its reasonable efforts to resolve any Participating Plan issues, and to enforce the Participating Plans' compliance with the Program Rules. All agreements with Participating Plans relating to the Program(s) shall be entered into directly with THE ASSOCIATION, on terms and conditions acceptable to THE ASSOCIATION.

     3.3  Account Relationships.  THE ASSOCIATION and/or Participating Plans
          ---------------------
shall retain responsibility for managing business relationships with the Participating Accounts and shall act as national account manager for all Participating Accounts. THE ASSOCIATION shall make reasonable efforts to request all Self-Bill Accounts to convert to a Consolidated Bill methodology on or before the Participating Account's initial and subsequent renewal dates.

     3.4  Program Rules.  THE ASSOCIATION shall be responsible for development
          -------------
and maintenance of Program Rules.

     3.5  Electronic Connectivity.  THE ASSOCIATION will provide the
          -----------------------
specifications for NMS to establish electronic interfaces between BEN-NET and the eligibility systems of the Participating Plans, as set forth in Section 2.1 above. This connectivity will support data flows between BEN-NET and the Participating Plans, in accordance with THE ASSOCIATION'S specifications described in Schedule III, and as modified by THE ASSOCIATION from time to time. Modifications to existing file formats or file transmission methods will be mutually agreed upon by THE ASSOCIATION and NMS.

     3.6  Account Set-up.  THE ASSOCIATION shall provide to NMS accurately,
          --------------
completely, in writing and in a timely manner the necessary Participating Account, Participating Plan and other information in order for NMS to provide the Administrative Services hereunder. This includes, but is not limited to, group structure, premium amounts, other administrator fees, Participating Plan(s) contact information, and Participating Account contact information.

     3.7  Unsupported Functions.  THE ASSOCIATION will continue to provide
          ---------------------
Administrative Services related to the Program(s) that are not designated as NMS responsibilities under this Agreement.

     3.8  Payment to NMS.  THE ASSOCIATION shall reimburse NMS according to
          ---------------
Section 5 and Schedule I and any other fees pursuant to this Agreement. Any fees payable to NMS shall ultimately be the responsibility of THE ASSOCIATION.

                                   SECTION 4
             MAINTENANCE OF BANK ACCOUNT AND DISTRIBUTION OF FUNDS

     4.1  Bank Account.  THE ASSOCIATION shall maintain one or more Bank
          ------------
Accounts at a Bank of THE ASSOCIATION's choice dedicated to the receipt of moneys from Participating Accounts in connection with Core Services and Non-Core Services provided under the Program(s). All monies in the Bank Account shall be held in a fiduciary capacity by THE ASSOCIATION on behalf of the Participating Plans, and NMS shall be entitled to direct the application of such moneys only in strict accordance with the provisions of this Agreement. NMS shall not have the power to assign, transfer, securitize or pledge the monies in the Bank Account in any fashion, or to use the funds in the Accounts for any purpose other than as expressly authorized hereunder.

     4.2  Records of Bank Account.  THE ASSOCIATION shall maintain complete and
          -----------------------
accurate records of all deposits to and disbursements from the Bank Account.

     4.3  NMS Payment Reconciliation.  NMS shall verify that each Participating
          --------------------------
Account's payment matches the corresponding invoice, noting any payment adjustments. When a Participating Account's payment does not match the relevant invoice, NMS shall contact the Participating Account to attempt to resolve the discrepancy. If possible, NMS shall apply the Participating Account's payment to the amount then due. NMS shall also maintain clear and accurate accounting records of amounts due to Participating Plans, THE ASSOCIATION, NMS and other administrators.

     4.4  Disbursement of Funds.
          ---------------------

          4.4.1  Reporting.  On each Business Day, NMS shall notify THE
                 ---------
ASSOCIATION of the amounts to be disbursed from the Bank Account to the following parties: (i) Participating Plans for premium and other moneys due;
(ii) THE ASSOCIATION for authorized administrative fees; (iii) NMS for authorized fees due; (iv) other administrative, brokers and service providers for applicable fees, if any, and (v) any other disbursements authorized by this Agreement. The notice given to THE ASSOCIATION by NMS shall be accurate and complete and shall include all data required for the generation of a check or wire transfer of such disbursements and shall provide such information in a format in accordance with Schedule IX to enable THE ASSOCIATION to make a single consolidated disbursement to each Participating Plan and will also be compatible with THE ASSOCIATION's accounting system.

          4.4.2  Approval of Disbursements.  THE ASSOCIATION shall authorize the
                 -------------------------
Bank to make the disbursements referenced in Section 4.4.1 in accordance with the requirements of this Agreement. THE ASSOCIATION shall be entitled to rely on the information provided by NMS under Section 4.4.1 above in making those disbursements.

                                   SECTION 5
                                 COMPENSATION

     5.1  Payment of Compensation.
          -----------------------

          5.1.1  Fixed Fees.  For all Core Services required to be provided by
                 ----------
NMS for the period from the Effective Date through December 31, 1999, NMS shall be entitled to the compensation set forth in part 1 of Schedule I hereto and on the terms and conditions and subject to the limitations set forth therein.

          5.1.2  Per Subscriber Per Month Charges.  Effective January 1, 2000,
                 --------------------------------
NMS shall be compensated for Core Services provided on and after that date on a per subscriber per month basis in accordance with Schedule I hereto and on the terms and conditions and subject to the limitations set forth therein. The per subscriber per month fees shall be disbursed to NMS when distributions are made of premiums for that month to the Participating Plans.

          5.1.3  Payment for Non-Core Services.  Except for the daily export and
                 -----------------------------
student status generation services which shall be paid in accordance with
Section 5.1.2 hereto, for all non-Core Services provided by NMS, NMS shall receive such compensation as is agreed upon in writing by the parties.

          5.1.4  Cost and Expenses.  Except as specifically provided in Schedule
                 -----------------
I NMS shall be responsible for all out-of-pocket costs and expenses it incurs in performing its duties hereunder.

          5.1.5  Comparable Services to Blue Plans.  In the event that NMS
                 ---------------------------------
agrees to provide Core Services or other services substantially equivalent in substance to the Core Services provided hereunder to any Blue Plan or subsidiary or affiliate of such Blue Plan at a per subscriber per month rate or other price or rate that is less than the then current per subscriber per month rate then in effect under this Agreement, the per subscriber per month rate then in effect under this Agreement and any subsequent rates hereunder shall retroactively be reduced to that lower rate as of the date that lower rate was in effect at the other Blue Plan. For purposes of enforcing the obligations of this Section 5.1.5, NMS shall promptly inform THE ASSOCIATION of the basic terms of any agreements it enters into with any Blue Plans. In the event the parties disagree as to whether the foregoing adjustments are required to be made in a particular case, they will engage a mutually agreeable third party expert to determine what, if any, such adjustment in the rates hereunder shall be required. The final determination of such expert shall be binding upon the parties. The parties shall bear the expenses of such expert equally.

          5.1.6  Comparable Services to Non-Blue Plans.  The parties agree to
                 -------------------------------------
engage in good faith negotiations with the intent and goal of reaching agreement on reductions in the rates charged by NMS hereunder and/or expansion in the scope of Core Services provided by NMS hereunder to reasonably assure that the rates charged to THE ASSOCIATION for the scope of Core Services under this Agreement are competitive with those NMS charges to any Non-Blue Plans.

                                   SECTION 6
                             TERM AND TERMINATION

     6.1  Initial Term and Renewal.  The initial term of this Agreement (the
          ------------------------
"Initial Term") shall commence on the Effective Date and will expire at 11:59 p.m. on December 31, 2002. This Agreement may be extended or renewed with the written consent of both parties.

     6.2  Termination for Breach.  This Agreement may be terminated by either
          ----------------------
party at any time in the event of a material breach of this Agreement by the other party and the failure of the breaching party to fully cure or correct such breach, within 60 days after its receipt of written notice of such breach. Upon receipt of such written notice, the breaching party shall promptly advise the other party in writing of its specific plan to cure such breach.

     6.3  Plan, Participating Account and Member Noncompliance Not a Breach.
          -----------------------------------------------------------------
Notwithstanding anything to the contrary in this Agreement, THE ASSOCIATION shall not be deemed to be in breach of this Agreement as a result of the failure by any Participating Plan, Participating Account or Member's failure to comply with the Program Rules or its obligation or failure to pay the fees it owes under the Program(s). Under the Program(s), if a Participating Plan, Participating Account or Member fails materially to comply with the Program Rules, or commits any other material breach of its obligations with respect to the Program(s), then NMS's remedy for such material failure or breach shall be to request THE ASSOCIATION to disqualify and remove such Participating Plan, Participating Account or Member from the Program(s) and/or to request additional compensation if such noncompliance following that request results in extra costs to NMS.

     6.4  Performance Below Termination Standards.  THE ASSOCIATION may
          ---------------------------------------
terminate the Agreement immediately upon written notice to NMS if NMS fails to meet the Minimum Performance Threshold for any two consecutive calendar months or for any three months of any calendar year.

     6.5  Insolvency.  This Agreement may be terminated by either party if the
          ----------
other party (i) applies for or consents to the appointment of a receiver, trustee, or liquidator of all or a substantial portion of its assets; (ii) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they become due; (iii) makes a general assignment for the benefit of creditors; or (iv) files a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law; or if an order, judgment, or decree will be entered by a court of competent jurisdiction, on the application of the creditor, adjudicating the party bankrupt or insolvent or approving a petition seeking reorganization of the party or appointment of a receiver, trustee, or liquidator of all or a substantial portion of the party's assets.

     6.6  Termination Due to Changes in Law.  The contract may be terminated in
          ----------------------------------
accordance with paragraph 10.20.

NMS  6.7  Post Notice of-Termination Duties.  Upon termination of this
          ---------------------------------
Agreement, the responsibilities of the parties shall be as follows:

          (a)  Group Application Review.  Review of group applications and group
               ------------------------
set-ups in the BEN-NET(TM) system by NMS shall cease on a date to be determined by THE ASSOCIATION not later than the effective date of the termination of the Agreement. Any group applications received by NMS subsequent to such date shall be sent to THE ASSOCIATION via facsimile and first-class mail within two (2) Business Days of receipt.

          (b)  Enrollment Processing.  New enrollment of Participating Accounts
               ---------------------
and Eligible Employees by NMS shall cease on a date to be determined by THE ASSOCIATION but in no event later than the effective date of the termination. Any Enrollment Forms received by NMS subsequent to such date shall be sent to THE ASSOCIATION via facsimile and first-class mail within two (2) Business Days of receipt.

          (c)  Payments. THE ASSOCIATION shall pay for any services performed by
               --------
NMS after the effective date of termination of the Agreement, at rates mutually agreed to by the parties, subject to any rights of offset or credit authorized under the Agreement.

          (d)  Transition. NMS shall provide commercially reasonable cooperation
               ----------
to THE ASSOCIATION or any third party retained by THE ASSOCIATION to assume the performance of the Core Services. Such cooperation shall include providing THE ASSOCIATION and such third party access electronically and/or by paper to all records and data in NMS's possession pertaining to this Agreement. Any such third party will be required to abide by any confidentiality provisions as agreed to hereunder.

     6.8  Effect of Termination.  Termination of this Agreement shall have no
          ---------------------
effect upon the rights and obligations of the parties arising out of any transactions or events (including the processing of all pre-termination claims) occurring prior to the effective date of final termination, including but not limited to, the obligations under "Post Notice of Termination Duties" (Section 6.7), "Indemnification" (Section 7.2), "Compliance with Government Mandate" (Section 8.2), "Representations and Warranties of NMS" (Section 9), "Confidentiality" (Section 10.7), "Dispute Resolution" (Section 10.9), and "Quality and Financial Audits" (Section 10.11).

                                   SECTION 7
                INSURANCE, INDEMNIFICATION AND FIDUCIARY STATUS

     7.1  Insurance.  NMS shall procure and maintain, at its own sole expense,
          ---------
errors and omission and general liability insurance and other insurance and surety or fidelity bonds as may be necessary to protect itself and its employees, agents, or representatives against any claims, liabilities, damages or judgments and costs of defense that arise out of services provided by or to be provided by NMS or its employees, agents or representatives in the discharge of NMS's responsibilities under this Agreement. NMS shall provide proof of such insurance to THE

ASSOCIATION upon request and shall notify THE ASSOCIATION if such insurance coverage is terminated or materially altered.

     7.2  Indemnification.
          ---------------

          7.2.1  By NMS.  NMS shall defend, hold harmless and indemnify THE
                 ------
ASSOCIATION and the Participating Plans from any claims, liabilities, damages or judgments asserted against, imposed upon or incurred by THE ASSOCIATION and/or the Participating Plans or that arise out of NMS's negligence, intentional wrongdoing, breach of its responsibilities under this Agreement or in failure to obtain or maintain "Applicable Licenses" as set forth in Section 8.1.2 below. The indemnification granted under this Section 7.2.1 expressly includes indemnification with respect to expense costs, legal fees, defense costs, fines, penalties, court costs, or amounts paid in settlement or in satisfaction of any judgment or award.

          7.2.2  By The Association.  THE ASSOCIATION agrees to defend, hold
                 ------------------
harmless, and indemnify NMS from any claims, liabilities, damages or judgments asserted against, imposed upon or incurred by NMS that arise out of THE ASSOCIATION's negligence, intentional wrongdoing, or breach of its responsibilities under this Agreement. The indemnification granted under this
Section 7.2.2 expressly includes indemnification with respect to expense costs, legal fees, defense costs, fines, penalties, court costs, or amounts paid in settlement or in satisfaction of any judgment or award.

          7.2.3  Procedure for Asserting Indemnification Claims.  If any claim
                 ----------------------------------------------
or liability is asserted in writing against a party entitled to indemnification under this Section 7 (the "Indemnified Party") which would give rise to a claim under this Section 7, the Indemnified Party shall notify the agent of the person providing the indemnity ("Indemnifying Party") in writing of the same within fifteen (15) days of receipt of such written assertion of a claim or liability. The Indemnifying Party shall have the right to defend a claim and control the defense, settlement and prosecution of any litigation. If the Indemnifying Party, within thirty (30) days after notice of such claim, fails to defend such claim, the Indemnified Party will (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Indemnifying Party, subject to the right of the Indemnifying Party, through its agent, to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof. Anything in this Section 7.2.3 notwithstanding, (i) if there is a reasonable probability that a claim may materially and adversely affect the Indemnified Party other than as a result of money damages or other money payments, the Indemnified Party shall have the right, at its own cost and expense, to defend, compromise and settle such claim, and (ii) the Indemnifying Party shall not, without the written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant to the Indemnified Party a release from all liability in respect to such claim. All parties agree to cooperate as necessary in the defense of such matters.

     7.3  Fiduciary Status.  THE ASSOCIATION and NMS acknowledge and agree that
          -----------------
NMS shall not be a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974, as amended, or any state or federal law with respect to any Plan. NMS shall not have any discretion with respect to the management or administration of any Health Plan or with respect to determining or changing the rules or policies pertaining to eligibility or entitlement of any Member or Subscriber in any Health Plan to benefits under such Health Plan. NMS also shall not have any control or authority with respect to any assets of any Health Plan, including the investment or disposition thereof. All discretion and control with respect to the terms, administration or assets of any Health Plan shall remain with the named fiduciaries under such Health Plan.

                                   SECTION 8
                     REGULATORY AND CONTRACTING COMPLIANCE

     8.1  Regulatory Compliance.
          ---------------------

          8.1.1  Applicable License.  NMS shall be solely responsible for
                 ------------------
ensuring that it complies with all applicable federal, state or local laws and regulations, including all applicable requirements under state insurance laws, federal and state privacy laws, government procurement and contracting laws, the Health Insurance Portability and Accountability Act of 1996 and for obtaining and maintaining all federal, state and local licenses, permits, registrations, certifications and approvals required for it to perform all of its duties hereunder, and as may be required under applicable state insurance laws and regulations governing the subject matter of this Agreement (the "Applicable Licenses").

          8.1.2  Necessity Determination.  In the event the parties disagree as
                 -----------------------
to the necessity for and/or type of state license(s) required to be obtained by NMS under state insurance laws or regulations, the parties may agree to jointly contact the relevant state insurance department(s) to obtain a written opinion from such state insurance department(s) as to whether NMS is required to obtain such licenses in order to fulfill its obligations hereunder. The parties agree to abide by the terms and conditions of any such written opinion. In the event the parties disagree as to the necessity for and/or type of state insurance license(s) required to be obtained by NMS under state insurance laws or regulations, and the parties choose not to contact the relevant state insurance department(s) for a written opinion as to the necessity for licensure or any state department of insurance refuses to provide such opinion, NMS shall indemnify THE ASSOCIATION and/or any of the Participating Plans, in accordance with the indemnification provisions set forth in Section 7.2 above herein, for any fines, penalties or other monetary damages or judgments levied against THE ASSOCIATION and/or any of the Plans by any state insurance department arising out of and as a result of NMS's failure to have obtained such Applicable License. In such an event NMS shall immediately commence the appropriate license process under state insurance laws and regulations.

          8.1.3  Information Regarding Pending License Applications.  In the
                 --------------------------------------------------
event NMS has commenced the license process under state insurance laws prior to or after the Effective Date of this Agreement, NMS shall ensure that THE ASSOCIATION is kept apprised of the status and process of all such license activities.

     8.2  Compliance with Government Mandate.  NMS acknowledges and agrees that,
          ----------------------------------
as a contractor with the U.S. Federal Government, THE ASSOCIATION and its subcontractors are required to comply fully with the terms and conditions of the Federal Government's "Addendum to Subcontract Under the Health Insurance for the Aged and Disabled Act (42 U.S.C., chapter 7, Supp., as Amended)" the terms of which are attached hereto and incorporated herein as Schedule X, and NMS agrees that it shall so comply.

     8.3  Compliance with Code of Business Conduct.  THE ASSOCIATION has adopted
          ----------------------------------------
a Code of Business Conduct ("Code") which governs the conduct of every ASSOCIATION employee and establishes specific ethical standards for its employees. Certain significant provisions of the Code include conflict of interest, gifts or gratuities, kickbacks, entertainment, improper payments, and protecting information. A copy of the Code has previously been made available to NMS. NMS agrees that neither it nor any of its employees, representatives or agents will engage in any conduct that will cause any ASSOCIATION employee to act contrary to or in contravention of the Code.

     8.4  Excluded Vendors.  NMS warrants that it is not, as of the Effective
          ----------------
Date of this Agreement, (i) excluded in any fashion for any reason from participation in the Medicare, Medicaid or any other federally-funded health programs, nor (ii) controlled by a person or entity that is so excluded. NMS shall notify THE ASSOCIATION within twenty-four (24) hours if it receives written notice from a federal agency with proper authority, or otherwise becomes aware, that it or a controlling person or entity is so excluded regardless whether such a determination is appealable by NMS or controlling person or entity. Such exclusion shall be grounds for termination of this Agreement by THE ASSOCIATION in a manner and in a timeframe deemed appropriate by THE ASSOCIATION in its sole discretion, notwithstanding any other provisions of this Agreement.

                                   SECTION 9
                     REPRESENTATIONS AND WARRANTIES OF NMS

     9.1  General Representations and Warranties.  NMS hereby represents and
          --------------------------------------
warrants to THE ASSOCIATION that the following statements are true, complete and correct.

          (a) NMS is a duly formed corporation, and is validly existing and is duly qualified to carry on its business as a foreign corporation in each jurisdiction where such qualification is legally required.

          (b) The execution and performance of this Agreement by NMS has been duly authorized by NMS and has been validly executed by an appropriate officer of NMS.

          (c) As referenced in Section 8.1 above, NMS has all Applicable Licenses required to perform all of the duties required under this Agreement and all such Applicable Licenses are in good standing and are not subject to nor threatened with any suspension, termination or non-renewal or other adverse action.

          (d) NMS is not in violation of and has complied with all applicable laws and there are no suits, investigations, or legal, administrative or other proceedings pending or threatened against NMS that would have a material effect on NMS's ability to perform under this Agreement. NMS shall notify THE ASSOCIATION promptly on becoming aware of any such threatened or ongoing proceedings.

          (e) The BEN-NET system and the use of and participation in the Program(s) by THE ASSOCIATION, the Participating Plans, the Participating Accounts and the Members do not and will not infringe or misappropriate any patent, copyright, trademark, trade secret or other proprietary right of any third party.

     9.2  Year 2000 Representation and Warranty.  NMS represents and warrants
          -------------------------------------
that the products and services provided by NMS to THE ASSOCIATION and the Participating Accounts and Participating Plans will accurately process date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into and between the twentieth and twenty-first centuries, and will correctly handle leap year calculations (the foregoing hereafter "Year 2000 Compliant"). NMS shall provide reasonable assistance as requested by THE ASSOCIATION to demonstrate that such products and services are Year 2000 Compliant. Such cooperation may include testing with simulated data configured to represent dates from, into and between the twentieth and twenty-first centuries.

     9.3  Survival of Representations and Warranty; No Limitation of Remedy.
          -----------------------------------------------------------------
Notwithstanding any provision of the Agreement to the contrary, the representations and warranties set forth in this Section 9 shall not be limited by any limitation of remedy, limitation of damages or waiver set forth in the Agreement.

                                  SECTION 10
                              GENERAL PROVISIONS

     10.1 Location of Operations.  Except for the site visits referenced in
          ----------------------
Section 2.1, NMS will provide Core and Non-Core Services from its office(s) in Minnesota. At the request of THE ASSOCIATION and upon reasonable notice, NMS shall make available a representative in Chicago or at any other location specified by THE ASSOCIATION, to address issues arising under this Agreement or the general administration of the Program(s).

     10.2 Time of Performance.  Time is of the essence for any provision in this
          -------------------
Agreement in which time is a factor. For purposes of this Agreement. if an obligation is required to be performed on or by a specific date or a specific day of the month, and such date or day of the month falls on a day other than a Business Day, then such obligation shall be performed on or by the next succeeding Business Day.

     10.3 Program Rules.  THE ASSOCIATION, in consultation with NMS, has adopted
          -------------
and implemented Program Rules to govern the administration of the Program(s). THE ASSOCIATION may, in consultation with NMS, add to or modify current Program Rules from time to time, and shall notify NMS promptly of any changes in the Program Rules. Notwithstanding any consultation with NMS, the development, implementation and modification of the Program Rules shall be in the sole discretion of THE ASSOCIATION. If there are changes in the Program Rules that substantially affect the cost to NMS of performing its duties hereunder, the terms and payments for any resulting changes in cost shall be mutually agreed upon by THE ASSOCIATION and NMS.

     10.4 Designated Representatives.  In order to avoid unreasonable delay in
          --------------------------
the provision of the services to be rendered pursuant to this Agreement, NMS and THE ASSOCIATION shall each designate a specific representative to perform the day-to-day administration of the Program(s) and to serve as the primary contact for communications between the parties. Each party shall provide reasonable and prompt assistance to the other party to address any concerns or problems relating to the Program(s) and/or this Agreement identified by NMS, THE ASSOCIATION, a Participating Plan or Participating Account. THE ASSOCIATION shall provide reasonable effort and support in assisting NMS to cause the Participating Plans and/or Participating Accounts to promptly respond to all inquiries from NMS.

     10.5 Waiver.  Failure to insist upon strict compliance with any terms,
          -------
covenants or conditions of this Agreement at any one time shall not be deemed a waiver of such term, covenant or condition at any time nor shall any waiver or relinquishment of any right or power herein at any time be deemed a waiver or relinquishment of the same or any other right or power at any other time.

     10.6 Non-Solicitation.
          ----------------

          10.6.1  Employees.  Each party agrees that unless mutually agreed to
                  ---------
otherwise, it shall not solicit for employment or employ any person who is then employed by the other party in any capacity, including without limitation, as an employee or consultant, during the term of this Agreement and for two years thereafter.

          10.6.2  Accounts.
                  ---------

                  a. During the period that a Participating Account is in the Program(s) and for 6 months thereafter (the "Restricted Period"), NMS and its subsidiaries and affiliates shall not, directly or through any agent or representative, knowingly target market, solicit or offer to provide or contract to provide Comparable Services (as defined below) to that Participating Account, except that NMS and its subsidiaries and affiliates can offer to provide or contract to provide such Comparable Services to that Participating Account if it has followed 10.6.2b below. Notwithstanding the foregoing, NMS and its subsidiaries and affiliates shall be able to solicit, offer to provide and/or contract to provide Comparable Services to any Participating Account that by reason of merger, acquisition or other business combination becomes an affiliate or subsidiary of an Account for which NMS is providing Comparable Services or to any Account that NMS is already providing Comparable Services at the time that Account becomes a Participating Account.

                  b. If NMS or its subsidiary or affiliate directly or indirectly receives an unsolicited request to provide Comparable Services to an Account (the "Request") during the Restricted Period for that Participating Account, NMS shall notify THE ASSOCIATION of that Request and the details thereof and request a response from THE ASSOCIATION. THE ASSOCIATION shall promptly respond to NMS by specifying the conditions and terms on which NMS may respond to that Request, which conditions and terms shall not be commercially unreasonable. THE ASSOCIATION may withhold its consent for NMS to respond if in its reasonable judgement the response to the Request would result in the current participation in the Program(s) by that Participating Account to be adversely affected.

                  c. Comparable Services shall mean administrative services that are the same or substantially similar to the Core Services under this Agreement.

     10.7 Confidentiality.  The parties have executed the confidentiality
          ---------------
agreement dated as of March 16, 1999 and the parties agree that the terms of that confidentiality agreement are incorporated and are a part of this Agreement as if such terms were restated herein.

     10.8 Intellectual Property.  Nothing contained in this Agreement shall
          ---------------------
confer to THE ASSOCIATION any property rights, proprietary interest or licenses in the software, written materials, techniques or know-how used by NMS and its BEN-NET/TM/ system.

     10.9 Dispute Resolution.
          ------------------

          a.   Negotiation.  Except as provided in Section 10.8(d) below, any
               -----------
dispute, controversy or claim between THE ASSOCIATION and NMS arising out of or related to the existence, interpretation, performance or breach of this Agreement, whether in tort, contract or otherwise (a "Dispute"), will be referred to the parties' designated representatives, who will attempt to resolve the Dispute by good faith negotiation. If the designated representatives are unable to resolve the Dispute within fifteen (15) business days, either party may submit the Dispute for binding arbitration in accordance with Section 10.9(b).

          b.   Arbitration Procedure.  If any Dispute cannot be resolved by
               ---------------------
negotiation as set forth in Section 10.9(a), either party may submit the Dispute to be resolved by binding arbitration. The arbitration shall be in accordance with the rules of the American Arbitration Association or such alternative dispute resolution service as agreed by the parties. The arbitration shall be conducted in Chicago, Illinois. Arbitration shall be conducted by three (3) arbitrators reasonably acceptable to the parties, each of NMS and THE ASSOCIATION designating one (1) arbitrator and such arbitrators selecting the third arbitrator. The arbitrators shall be bound by applicable state and federal law and shall issue a written opinion setting forth findings of fact and conclusions of law. The arbitrators shall have the power to grant all legal and equitable remedies provided by law except that the arbitrators shall not award punitive damages. The parties expressly agree and covenant to be bound by the decision of the arbitrators as a final determination of the matter in dispute. Judgment upon the arbitrators' decision may be entered and enforced in any court of competent jurisdiction.

          c.   Arbitration Fee.  The parties agree to share equally the
               ---------------
administrative fee as well as the arbitrators' fees, if any, unless otherwise assessed by the arbitrator. The administrative fee shall be advanced by the party who submits the Dispute to arbitration, subject to final apportionment by the Arbitrators in the award.

          d.   Equitable Remedies.  Nothing in this Agreement shall prevent
               ------------------
either party from seeking emergency equitable relief, such as temporary injunctive relief, from a court of proper jurisdiction, including for breach of
Section 10.6.

     10.10  Binding Effect.  This Agreement and the rights, covenants,
            --------------
conditions and obligations of the respective parties and any instrument or agreement executed pursuant to this Agreement shall be binding upon the parties and upon the successors, assignees and legal representatives of the respective parties.

     10.11  Quality and Financial Audits.
            ----------------------------

          a.   Financial Audits.  NMS shall maintain adequate books, accounts
               ----------------
and records, and prepare all financial statements in compliance with the rules of any governmental or regulatory authority having jurisdiction over NMS, and permit employees or agents of THE ASSOCIATION at such reasonable times to inspect NMS's facilities, and to examine, audit and make copies and memoranda of NMS's books, accounts and records which are related to this Agreement.

          b.   Quality Audits.  THE ASSOCIATION may audit and examine records
               --------------
and accounts which pertain, directly or indirectly, to any services provided by NMS hereunder. NMS shall cooperate with THE ASSOCIATION or its auditors; however, such audit shall not unduly interfere with the NMS conduct of its business. NMS shall be reimbursed for its out-of-pocket expenses incurred in support of the audit.

          c.   Audit Participants.  Any audit review may be undertaken directly
               ------------------
by THE ASSOCIATION or by third parties engaged by THE ASSOCIATION, including accountants and consultants. NMS shall cooperate fully with THE ASSOCIATION or any such third party in connection with the audit review. Any third party auditor shall not be involved in or be subsidiary to a business engaged in activities competitive to NMS.

          d.   NMS Review of Audits.  NMS shall have the opportunity, prior to
               --------------------
the release of any audit report, to review a draft of such report and to include in the report its responses to issues raised by the report.

     10.12  Right to Contract.  Nothing in this Agreement shall preclude THE
            ------------------
ASSOCIATION from contracting with third parties to provide Administrative Services that are the same or substantially similar to the Core Services in connection with Program(s) other than the "HMO stitcher Program(s)" as that term is defined below. THE ASSOCIATION will not contract with other third parties to provide Administrative Services that are the same or substantially similar to the Core Services in connection with "HMO stitcher Program(s)," except in the event THE ASSOCIATION (1) gives notice of termination for failure to perform in accordance with Section 6.4, then this restriction shall no longer apply as of the date such notice of termination is given or, (2) THE ASSOCIATION gives notice of termination for breach in accordance with Section 6.2, then this restriction shall no longer apply as of 30 days after such notice of breach is given. For purposes of this paragraph, "HMO stitcher Program(s)" shall mean Program(s) through which Blue Plans separately underwrite any HMO or HMO-based type of health insurance products which they provide to Accounts and in connection with THE ASSOCIATION provides centralized Administrative Services (i.e. the current HMO Blue USA, BluesCONNECT and Medicare Blue USA Programs).

     10.13  Headings.  All headings are for convenience of reference only.
            --------

     10.14  Assignment.  Neither party may assign, subcontract or delegate any
            ----------
of its rights, duties or obligations hereunder without the prior written consent of the other party, which consent may be withheld in its sole discretion, however, upon written notice to the other party, either party may assign this Agreement to a successor in title to substantially all of its business or assets.

     10.15  Entire Agreement; Amendments and Modifications.  This Agreement and
            ----------------------------------------------
any documents expressly included by reference and the BluesCONNECT Agreement are the full and complete expression of the understandings between NMS and THE ASSOCIATION and supersede and replace any prior agreements between the parties. No amendment or modification to this Agreement shall be binding upon the parties unless it is in writing and signed by both parties.

     10.16  Applicable Law.  This Agreement shall be governed and construed in
            --------------
accordance with the laws of the State of Illinois, without regard to principles of conflict of law.

     10.17  Notices.  Any notice required under this Agreement shall be sent to
            -------
the parties at the following addresses, or at such other address as such party may specify in writing from time to time via US Mail Certified Mail return receipt requested or via Federal Express:

          To THE ASSOCIATION:

               Blue Cross Blue Shield Association
               225 North Michigan Avenue
               Chicago, IL 60601
               Attn: President and Chief Executive Officer, Patrick G. Hayes With copies to: Executive Director, National Managed Care
                               Services, Kathe Hamen; and General Counsel, Roger
                               G. Wilson, Esq.

          To NMS:

               Network Management Services, Inc.
               5500 Wayzata Blvd.
               Suite 1275
               Minneapolis, MN 55416
               Attn: Mark Tierney
               With copies to: Chief Financial Officer, Scott P. Halstead

Any notice under this Agreement shall be deemed received when the receiving party actually receives the notice.

     10.18  Relationship of Parties.  NMS is an independent, licensed contractor
            -----------------------
to THE ASSOCIATION and neither party is a partner, agent or joint venturer of the other party. Each party is solely responsible for the acts and omissions, control and direction of its own employees.

     10.19  Counterparts.  This Agreement may be executed in counterparts.
            ------------

     10.20  Changes in Law.  In the event that any provision of this Agreement
            ---------------
is not deemed to be in compliance with any state or federal law, regulation, bulletin, regulatory agency policy, or the like, governing the subject matter hereof, this Agreement shall be automatically amended to so conform with such law, regulation, bulletin or regulatory agency policy. To the extent that the automatic amendment described in this Section 10.20 is the result of a change in any state or federal law, regulation, bulletin, regulatory agency policy, or the like, that occurred after the

Effective Date of this Agreement and creates a material adverse change of either party's duty hereunder, the parties agree to negotiate in good faith to attempt to reach agreement on the terms and conditions for incorporating such change in law as a written amendment to this Agreement. In the event the parties cannot reach agreement on changes to the Agreement to fairly address the change in law prior to the effective date of the change in law, either party may terminate this Agreement upon 60 days prior written notice or the effective date of the change in law, whichever occurs first.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the Effective Date.

     BLUE CROSS AND BLUE                     NETWORK MANAGEMENT
     SHIELD ASSOCIATION                      SERVICES, INC.


/s/ Patrick G. Hayes                         /s/ Mark Tierney
-------------------------------              --------------------------
Patrick G. Hayes                             Mark Tierney
President and Chief Executive                Chairman
Officer

                                  Schedule I

Part 1 - Core Services
-----------------------

Fixed Fee for Calendar year 1999

In 1999, THE ASSOCIATION shall pay to NMS a fixed fee not to exceed *** for Core Services provided in connection with Participating Accounts existing as of the effective date of the Administrative Services Agreement (the "Fixed Fee").
This Fixed Fee will be paid to NMS according to the following schedule:

On or Before         Amount Due
-------------------------------
6/1/99               ***
9/1/99               ***
12/1/99              ***

The Fixed Fee shall be reduced as follows. If at the end of calendar 1999, 100% of the Participating Accounts existing as of the effective date of the Administrative Services Agreement have not been transferred to NMS (the "Non-Transferred Members"), for each Non-Transferred Member, the Fixed Fee shall be reduced by an amount equal to the 1999 Per Subscriber Per Month ("PSPM") rate (listed below) applicable to the Participating Account for that Non-Transferred Member multiplied by the number of full and partial calendar months that the transition of that Participating Account has been delayed beyond the date for that transition set forth in the implementation plan referenced in Section 2.8 of the Administrative Services Agreement providing NMS causes the delay. The foregoing adjustment shall be made no later than January 31, 2000 and shall be paid by credit or offset against other amounts due to NMS under the Administrative Services Agreement.


***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

1999 PSPM Fee Schedule for Adjustments

Participating Account Size              PSPM Fee

0-499 Members                           *** PSPM
500-999 Members                         *** PSPM
1000-1499 Members                       *** PSPM
1500-1999 Members                       *** PSPM
2000-2499 Members                       *** PSPM
2500-4999 Members                       *** PSPM
greater than 5000 Members               *** PSPM

The Participating Account Size for purposes of determining the above referenced 1999 PSPM Fee Schedule Adjustments shall be based on the number of Members enrolled in the Participating Account as of December 31, 1999.

The Fixed Fee shall be increased as follows:

In the event that NMS is required to transfer more than *** Participating Accounts who enroll in the Program after the Effective Date of the Agreement and prior to January 1, 2000, NMS shall receive an additional PSPM fee in accordance with the 1999 PSPM Fee Schedule Adjustments for each such new Participating Account in excess of ***. There shall be an additional electronic discount of *** PSPM applied to the adjustment. This electronic discount applies to Participating Accounts with *** or more enrolled subscribers and those Participating Accounts with less than *** enrolled subscribers if such Participating Accounts use a standard industry import.


***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Fees shall be as set forth below for calendar years after 1999:

          Year                 Core Service Pricing
                               PSPM

          2000                 Core PSPM - ***
                               Electronic Discount - ***
                               Self Bill Surcharge- ***

          2001                 Core PSPM - ***
                               Electronic Discount - ***
                               Self Bill Surcharge - ***

          2002                 Core PSPM - ***
                               Electronic Discount - ***
                               Self Bill Surcharge- ***

Part 2 - Non-Core Services
--------------------------

 .  Daily Exports - Send enrollment exports to Participating Plans on a daily
   basis rather than semi-weekly basis.                    Price = *** PSPM

 .  Student status letter generation - Generate a standard letter prior to the members maximum age and run a report for Participating Accounts indicating
   which members have been terminated due to no response.    Price = *** PSPM


***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Part 3 - Other Costs/Fees
-------------------------
 . THE ASSOCIATION shall reimburse travel expenses incurred by NMS in accordance with THE ASSOCIATION travel policy guidelines and as approved in advance by THE ASSOCIATION.
 . THE ASSOCIATION shall reimburse NMS for the toll-free customer service telephone line costs including, but not limited to set-up, ongoing maintenance, and cost of calls.
 .  THE ASSOCIATION shall reimburse NMS for 5500 and 1099 reporting at *** per
   Participating Account and per agent per year for Schedule A production
 . THE ASSOCIATION shall pay NMS for (i) initial import programming costs for Participating Accounts with less than *** enrolled subscribers; (ii) requested significant modifications to existing imports; and (iii) initial import programming costs for Participating Accounts with less than *** enrolled subscribers that convert from paper to electronic submission after the Effective Date of this Agreement. Such payments shall be made at a rate of *** per hour. NMS shall be responsible for all costs associated with initial import programming for Participating Accounts currently sending electronic imports under the HMO Blue USA program prior to the Effective Date of this Agreement.
 .  THE ASSOCIATION assumes all Bank Account fees.
 . THE ASSOCIATION shall pay NMS for export programming costs at a rate of *** per hour for new export formats or significant alterations to the format standards identified in Schedule III.
 . THE ASSOCIATION shall pay NMS training fees at a rate of *** per hour. The term training does not include that time during which NMS is marketing NMS's capabilities. Such training must be pre-approved as training by THE ASSOCIATION.
 .  THE ASSOCIATION shall pay for the Environmental Analysis described in Section
   2.1.a.(ii) and (iii) of the Agreement at a rate of *** per hour.
 . THE ASSOCIATION shall reimburse NMS for costs associated with overnight or expedited packages.


***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  Schedule II
                                 OSC Accounts

                                      ***


***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule III(A)


Program
Electronic Connectivity for Enrollment

Purpose

The purpose of this document is to describe the current process for communicating enrollment and eligibility information, in an electronic format, between a Participating Account, NMI and the Participating Plans. Once received from the Participating Account, NMI uses the enrollment data file to load a central membership database in order to perform centralized premium billing, collection and disbursement functions on behalf of the network products. Once the data file is received at the Participating Plans, the enrollment data is loaded into their membership systems in order to enroll the Participating Account's subscribers, issue ID cards and provide ongoing health care coverage.

Program Electronic Connectivity For Enrollment Diagram

The overall approach to electronic connectivity for enrollment supporting both BluesCONNECT and HMO Blue USA is shown in the diagram contained as Attachment #1. The diagram shows the electronic data imports coming from the Participating Accounts to NMI and the electronic data exports going from NMI to Participating
Plans.   With both imports and exports, the diagram also shows the data format options, transmission options, file options and frequency supported by the Programs.

Electronic Enrollment Imports

In the typical Program arrangement involving electronic imports of enrollment information, the Participating Account is responsible for producing a single electronic data file and sending the file to NMI. In some cases the electronic file is created by the Participating Account from their payroll or human resource/benefits administration system. In other cases, the electronic file is created by a third party benefit administrator and sent to multiple network administrators, including NMI.

A key feature of BluesCONNECT/HMO Blue USA approach to electronic connectivity is that the Participating Account can submit the data in any reasonable client-defined data format. The data format, however, must provide all of the necessary data elements required to establish and maintain the enrollment data at NMI and the Participating Plans.

The data file can be sent to NMI in a variety of ways, either via electronic transmission or via US Mail. At the Participating Accounts' option, NMI can receive electronic data via internet FTP, modem to modem or even via internet

BluesCONNECT and HMO Blue USA
Electronic Connectivity for Enrollment
Page 2


e-mail. Electronic files can also be sent through the US Mail on media such as diskette, reel tape and tape cartridge. And, finally, the enrollment data can be sent to NMI on paper enrollment application forms.

The Programs will support receiving electronic enrollment data in either a full file or a change file format. A full file is a file which contains a record for each member enrolled from the Participating Account, usually with a transaction code identifying adds, changes and terminations included in the appropriate records. In those cases where the transaction codes are not present, the challenge in receiving and processing a full file is determining the transactions that need to be processed against the membership file. In this case, the transactions are identified through a "file compare" process which identifies the changes since the last update. On the other hand, a change file usually only includes one record for each add, change or termination transactions transmitted on the file.

The Programs recommend that each Participating Account provide enrollment updates at least once each week in order to enable NMI to maintain accurate, up-
to-date files.   In addition, weekly files enables NMI to send enrollment data to the Participating Plans and enables the Participating Plans to process the transactions and issue ID cards on a timely basis. The Programs will, however, accommodate other frequencies requested by the Participating Account.

Electronic Enrollment Exports

Once enrollment data is received and processed by NMI, NMI is responsible for sending the enrollment data on to Participating Plans for processing on Participating Plan membership systems. The Programs currently support four file format options for sending electronic enrollment data to the Participating
Plans: ASC X12 834 v4010, ASC X12 834 v3040, ASC X12 834 v3051, and the ITS
Membership Exchange Format (MEF). ASC X12 834 v4010 is the insurance industry standard for transmitting enrollment data between trading partners and is fully Y2K and HIPAA compliant. This standard will be replacing ASC X12 834 v3040 and ASC X12 V3051 during 1999. The ITS MEF is a proprietary Blue Cross and Blue Shield Association data exchange format developed for use with the BlueCard
Point-of-Service (POS) initiative.   Each Participating Plan must elect to
receive all of their enrollment data from NMI in one of these two supported formats.

NMI will send electronic data to Participating Plans via either BluesNet or the BluesNet Advantis networks with the choice at the Participating Plan's option. Data transmitted over BluesNet to Participating Plans uses a software product called Network Data Mover (NDM) (also known as Direct:Connect), sold and supported by Sterling Software, to transmit the data. The Participating Plans electing to receive the data via the BluesNet Advantis network usually use the

BluesCONNECT and HMO Blue USA
Electronic Connectivity for Enrollment
Page 3


EDI-Kit, a software product developed by TSI International, to receive and download the data.

The Participating Plans that receive data via BluesNet NDM usually "map" the data directly into legacy application systems that automatically process the enrollment transactions against the Participating Plan membership system. Once the enrollment data is received, the Participating Plan is responsible for sending ASC X12 997 functional acknowledgements back to NMI.

The Participating Plans that receive enrollment data via BluesNet Advantis usually use the EDI-Kit to download and process the file. The EDI-Kit enables the Participating Plan to print "smart" paper (electronically printed) enrollment forms that are then data entered and processed against the membership system. The EDI-Kit automatically creates and transmits the ASC X12 997 functional acknowledgements to NMI to confirm receipt of the enrollment file.
In some cases, the Participating Plan processes the EDI-Kit transaction files directly into legacy application systems that apply the transactions to the membership system.

The Program enrollment data files sent to Participating Plans on a routine, ongoing basis are change files, which contain one record for each add, change or termination transactions transmitted on the file. Periodically, but not more than on a quarterly basis, NMI may elect to send a full file to Participating Plans to enable the Participating Plans to conduct a full-file audit of their membership system.

NMI is expected to transmit or send enrollment data to Participating Plans within 2 business days of the receipt of the data from the Participating Account.

Participating Plans Without Electronic Connectivity

The process described above is used for Participating Accounts which send electronic enrollment data to NMI and for NMI to send to Participating Plans which are currently capable of receiving electronic enrollment data. There are currently *** BluesCONNECT products capable of receiving electronic data.

For those Participating Plans that have not yet established and tested electronic connectivity, NMI will send "smart" paper enrollment reports to the Participating Plan within 2 business days of receiving the electronic enrollment file.

Over the next 2 years, it is expected that the vast majority of HMO Blue USA products, numbering approximately ***, will establish electronic connectivity for enrollment with NMI in one of the two primary methods described above.

[CHART]

*** Pursant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and files seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  Schedule IV


Performance Standards for NMS
05/06/99

Penalty Assessment Methodology

As provided in Section 2.12.1 of the Agreement, if NMS fails to achieve the Target Performance Threshold for a standard during a given quarter, NMS will pay a penalty equal in amount to a percentage of the corresponding quarter's billed fees, as indicated in the Penalty Percentage column.

As provided in Section 2.12.2 of the Agreement, if NMS fails to achieve the Minimum Performance Threshold for a standard during a given month, NMS will be assessed penalty points equal to the number set forth in the Penalty Points column. If for any given month, the total penalty points assessed is equal to or greater than 20, NMS will pay a penalty equal in amount to that corresponding month's billed fees. In addition, in accordance with Section 6.4 of the Agreement, THE ASSOCIATION may terminate the Agreement immediately upon written notice to NMS if NMS fails to meet the Minimum Performance Threshold for any two consecutive calendar months or for any three months of any calendar year.

--------------------------------------------------------------------------------------------------------------------------------
STANDARD LANGUAGE                             STANDARD                   TARGET             PENALTY          MINIMUM
                                                                         PERFORMANCE        PERCENTAGE       PERFORMANCE
                                                                         THRESHOLD                           THRESHOLD
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Enrollment (defined as any membership
change)
--------------------------------------------------------------------------------------------------------------------------------
1.   Enrollment Distribution Time:  The        ***                       ***                ***              ***
     time it takes to send enrollments
     received from national accounts, both     ***                       ***                                 ***
     paper and electronic, to HMOs.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
2.   Enrollment data entry:  Time it takes     ***                       ***                ***              ***
     to load enrollment information into
     the enrollment/billing system.            ***                       ***                                 ***
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

STANDARD LANGUAGE                             PENALTY           NETWORK MANAGEMENT COMMENTS/Proposed                 COMMENTS
                                              POINTS            Measurements 4/6/99
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Enrollment (defined as any membership
change)
---------------------------------------------------------------------------------------------------------------------------------
1.   Enrollment Distribution Time:  The      ***                ***
     time it takes to send enrollments
     received from national accounts, both   ***                ***
     paper and electronic, to HMOs.

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
2.   Enrollment data entry:  Time it takes   ***                ***
     to load enrollment information into
     the enrollment/billing system.          ***                ***

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  Schedule IV
Performance Standards for NMS
05/06/99

---------------------------------------------------------------------------------------------------------------------------------
3. Paper Enrollment Accuracy:  The accuracy of        ***                                   ***       ***       ***      ***
   paper enrollment information entered into the
   billing system.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
4. Electronic Enrollment Accuracy:  Accuracy of       ***                                   ***       ***       ***      ***
   electronic enrollment information transmitted to
   Plans.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
5. Enrollment and Eligibility Reporting:  The time    ***                                  ***       ***       ***      ***
   it takes to send the enrollment and eligibility
   tracking reports to national accounts and Control
   Plans.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Billing
---------------------------------------------------------------------------------------------------------------------------------
6. Premium disbursement time:  The time it takes                                            ***       ***       ***      ***
   to disburse premiums received from national
   accounts to HMOs.                                                                        ***       ***       ***      ***
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
3. Paper Enrollment Accuracy:  The accuracy of        ***
   paper enrollment information entered into the
   billing system.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
4. Electronic Enrollment Accuracy:  Accuracy of       ***
   electronic enrollment information transmitted to
   Plans.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
5. Enrollment and Eligibility Reporting:  The time    ***
   it takes to send the enrollment and eligibility
   tracking reports to national accounts and Control
   Plans.
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Billing
---------------------------------------------------------------------------------------------------------------------------------
6. Premium disbursement time:  The time it takes      ***
   to disburse premiums received from national
   accounts to HMOs.
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
4. Electronic Enrollment Accuracy:  Accuracy of       ***
   electronic enrollment information transmitted to
   Plans.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
5. Enrollment and Eligibility Reporting:  The time    ***
   it takes to send the enrollment and eligibility
   tracking reports to national accounts and Control
   Plans.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Billing
----------------------------------------------------------------------------------
6. Premium disbursement time:  The time it takes      ***
   to disburse premiums received from national
   accounts to HMOs.
----------------------------------------------------------------------------------

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  SCHEDULE IV

Performance Standards for NMS
05/06/99

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
7.  Bill Production Time:  The time it takes to        ***                          ***             ***       ***            ***
    produce and send consolidated bills.


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8.  Billing Information Accuracy:  The                                              ***             ***       ***            ***
    accuracy of rates, fee structure and
    contractual eligibility requirements.


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
9.  Outstanding premium: The amount of                 ***                          ***             ***       ***            ***
    time total monthly premium is outstanding.


------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
10.  Reconciliation Report Processing Time: The        ***                          ***             ***       ***            ***
     time it takes to process reconciliation
     reports received from HMOs.

------------------------------------------------------------------------------------------------------
***

------------------------------------------------------------------------------------------------------
***

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
***                                                                   ***

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
***                                                                   ***

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
***                                                                   ***

------------------------------------------------------------------------------------------------------

***Pursuant to Rule 406 of the Securities Act 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  Schedule IV

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Overall Performance - Billing and Enrollment
-------------------------------------------------------------------------------------------------------------------------------
11. Plan Satisfaction with billing and                   ***                 ***               ***              ***
    enrollment services:  Results from NMCS
    annual Plan Satisfaction Surveys.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
12. Account Satisfaction with billing and                ***                 ***               ***              ***
    enrollment:  Results from NMCS annual Account
    Satisfaction Surveys.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Client Services
-------------------------------------------------------------------------------------------------------------------------------
13. Client Issue Turnaround Time:  The time it           ***                 ***               ***              ***
    takes to resolve client issues.                      ***                 ***               ***              ***
             -------                                     ***                 ***               ***              ***
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
14. Call Response Time:  Time it takes to                ***                 ***               ***              ***
    respond to incoming calls.
-------------------------------------------------------------------------------------------------------------------------------
15. Call Abandon Rate:  Percentage of total              ***                 ***               ***              ***
    calls abandoned.
-------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                        ***
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Overall Performance - Billing and Enrollment
----------------------------------------------------------------------------------------------------------------------------------
11. Plan Satisfaction with billing and           ***                    ***
    enrollment services:  Results from NMCS
    annual Plan Satisfaction Surveys.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
12. Account Satisfaction with billing and        ***                    ***
    enrollment:  Results from NMCS annual
    Account Satisfaction Surveys.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Client Services
----------------------------------------------------------------------------------------------------------------------------------
13. Client Issue Turnaround Time:  The time it   ***                    ***
    takes to resolve client issues.              ***                    ***
                                                 ***                    ***
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
14. Call Response Time:  Time it takes to        ***                    ***
    respond to incoming calls.
-----------------------------------------------------------------------------------------------------------------------------------
15. Call Abandon Rate:  Percentage of total      ***                    ***
-----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Overall Performance - Billing and Enrollment
------------------------------------------------------------------------------------------
11. Plan Satisfaction with billing and                           ***
    enrollment services:  Results from NMCS
    annual Plan Satisfaction Surveys.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
12. Account Satisfaction with billing and                        ***
    enrollment:  Results from NMCS annual Account
    Satisfaction Surveys.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Client Services
------------------------------------------------------------------------------------------
13. Client Issue Turnaround Time:  The time it                   ***
    takes to resolve client issues.
------------------------------------------------------------------------------------------

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 ***
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  Schedule IV

Performance Standards for NMS
05/06/99

----------------------------------------------------------------------------------------------------------------------------------
 16. Call blockage rate:  Percentage of       ***                        ***                ***              ***
     total calls that are blocked.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Overall Performance - Customer Service
----------------------------------------------------------------------------------------------------------------------------------
17.  Plan Satisfaction with Customer          ***                        ***                ***              ***
     Service:  Results from NMCS annual
     Plan Satisfaction Surveys.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
18.  Account Satisfaction with Customer       ***                        ***                ***              ***
     Service:  Results from NMCS annual
     Plan Satisfaction Surveys.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 16. Call blockage rate:  Percentage of    ***       ***
     total calls that are blocked.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Overall Performance - Customer Service
----------------------------------------------------------------------------------------------------------------------------------
17.  Plan Satisfaction with Customer       ***       ***                                                    ***
     Service:  Results from NMCS annual
     Plan Satisfaction Surveys.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
18.  Account Satisfaction with Customer    ***       ***                                                   ***
     Service:  Results from NMCS annual
     Plan Satisfaction Surveys.
----------------------------------------------------------------------------------------------------------------------------------

/1/
__________________________

***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  SCHEDULE V



                                 HMO Blue USA

                         Premium Delinquency Procedure


                                     * * *


*** Pursuant to Rule 406 of the securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                Schedule VI - A: HBU Conversion Staffing Plan

                                     * * *


*** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibti 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule VII BluesCONNECT and HMO Blue USA - Standard Reports and Other Information Requirements
Page 1
Financial Reports

------------------------------------------------------------------------------------------------------------------------------------
Title                        Description                                Purpose                              Frequency   Priority
-----------------------------------------------------------------------------------------------------------------------------------
1) Summary of Premium        ***                                        ***                                   ***         ***
Disbursements By Month
------------------------------------------------------------------------------------------------------------------------------------
2) Monthly Premium           ***                                        ***                                   ***         ***
Disbursement Summary
------------------------------------------------------------------------------------------------------------------------------------

Premium Collection/Disbursement Reports
------------------------------------------------------------------------------------------------------------------------------------
Title                                 Description                                   Purpose                  Frequency   Priority
------------------------------------------------------------------------------------------------------------------------------------
1) Outstanding Accounts      ***                                        ***                                   ***         ***
Receivable Via Internet
------------------------------------------------------------------------------------------------------------------------------------
2) Premium Receipts and      ***                                        ***                                   ***         ***
Disbursements Summary
------------------------------------------------------------------------------------------------------------------------------------

Enrollment/Eligibility Disbursement Reports
------------------------------------------------------------------------------------------------------------------------------------
Title                        Description                                Purpose                              Frequency   Priority
------------------------------------------------------------------------------------------------------------------------------------
1) Electronic Enrollment     ***                                        ***                                   ***         ***
Log Via Internet
------------------------------------------------------------------------------------------------------------------------------------
2) Electronic Connectivity   ***                                        ***                                   ***         ***
Log Via Internet
------------------------------------------------------------------------------------------------------------------------------------

*** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule VII BluesCONNECT and HMO Blue USA - Standard Reports and Other Information Requirements
Page 2
Other

------------------------------------------------------------------------------------------------------------------------------------
Title                                 Description                        Purpose                       Frequency      Priority
------------------------------------------------------------------------------------------------------------------------------------
1) OSC Monthly Volume Report          ***                                ***                           ***            ***
------------------------------------------------------------------------------------------------------------------------------------
2) OSC Monthly APS Performance        ***                                ***                           ***            ***
Report
------------------------------------------------------------------------------------------------------------------------------------
3) BluesCONNECT Monthly Volume        ***                                ***                           ***            ***
Report
------------------------------------------------------------------------------------------------------------------------------------
4) BluesCONNECT Monthly APS           ***                                ***                           ***            ***
Performance Report
------------------------------------------------------------------------------------------------------------------------------------
5) BluesCONNECT Enrollment Report     ***                                ***                           ***            ***
------------------------------------------------------------------------------------------------------------------------------------
6) HMO Blue USA Enrollment Report     ***                                ***                           ***            ***
------------------------------------------------------------------------------------------------------------------------------------
7) BluesCONNECT Enrollment Report     ***                                ***                           ***            ***
by Tier
------------------------------------------------------------------------------------------------------------------------------------
8) HMO Blue USA Enrollment Report     ***                                ***                           ***            ***
By Tier
------------------------------------------------------------------------------------------------------------------------------------
9) BluesCONNECT Enrollment Report;    ***                                ***                           ***            ***
Showing Revised Enrollment Counts
------------------------------------------------------------------------------------------------------------------------------------
10) HMO Blue USA Enrollment Report;   ***                                ***                           ***            ***
Showing Revised Enrollment Counts
------------------------------------------------------------------------------------------------------------------------------------

* All monthly reports by the tenth business day of each month.
** Any references to specific software applications may be changed upon mutual agreement of the parties.
*** Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                  Schedule IX

This file contains the record layout for the data file to upload to the PeopleSoft Disbursement system to generate payments to HMO Blue USA Operation Service Center participating HMO's.

Record Layout for PeopleSoft Upload

***



***Pursuant to Rule 406 of the Securities Act of 1933, as amended, confidential portions of Exhibit 10.6 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                   SCHEDULE X

                        Addendum to Subcontract Under the
                 Health Insurance for the Aged and Disabled Act
                    (42 U.S.C., Chapter 7, Supp., as Amended)

The clauses of this Addendum are a part of and are applicable, as indicated, to the subcontract by and between ______________________________________
________________________, hereinafter referred to as the "Contractor" and
____________________________________________________________________________,
hereinafter referred to as the "Subcontractor." The term "Secretary" as used herein, means the Secretary of Health and Human Services or his delegate unless specified otherwise.

                                TABLE OF CONTENTS

Clause                                Title                          Page
  No.                                                                 No.
------                                                               ----
                                    Section I

    I     Facilities Nondiscrimination Clause                         03
   II     Disclosure of Information                                   04
  III     Automatic Termination of Subcontract Clause                 04
   IV     Liquidated Damages in Subcontracts                          04
    V     Privacy Act                                                 05
   VI     Cost or Pricing Data                                        05

                                   Section II

  VII     Subcontracting of Responsibilities                          06
 VIII     Inspection                                                  06

   IX     Rights in Data 06

    X     Subcontractor as Common Subcontractor                       08
   XI     Modification of Subcontract                                 08

  XII     Regulations and General Instructions                        09
 XIII     Prohibition Against Billing Services                        09

                                   Section III

                  Federal Acquisition Regulation Clauses (FAR)

52.203-7  Anti-Kickback Procedures                                    10
52.203-10 Price or Fee Adjustment for Illegal or Improper Activity    10
52.203-11 Certification and Disclosure Regarding Payments             10
             to Influence Certain Federal Transactions
52.203-12 Limitation on Payments to Influence Certain                 10
             Federal Transactions
52.215-2  Audit and Records - Negotiation                             10


October 1996

52.219-8  Utilization of Small, Small Disadvantaged and Women-
            Owned Business Concerns                                   10
52.219-9  Small, Small Disadvantaged and Women-Owned                  10
            Business

          Subcontracting Plan                                         10
52.219-16 Liquidated Damages - Subcontracting Plan                    11
52.222-21 Certification of Nonsegregated Facilities                   11
52.222-26 Equal Opportunity                                           11
52.222-35 Affirmative Action for Special Disabled and                 11
            Vietnam Era Veterans
52.222-36 Affirmative Action for Handicapped Workers                  11
52.222-37 Employment Reports on Special Disabled Veterans             11
            and Veterans of the Vietnam Era
52.223-6  Drug-Free Workplace                                         11

(Note - If there are any questions by the Subcontractor as to the applicability of the above clauses to this subcontract or whether the Subcontractor will be performing under this subcontract one of the Medicare "functions" or other responsibilities requiring prior approval of the Secretary as provided in the Medicare agreement between the Contractor and the Secretary, clarification should be requested from the Contractor in writing prior to execution hereof.)

                                    Section I

The clauses in Section I are applicable to this subcontract (and to lower tier subcontracts hereunder) unless excluded by the virtue of the lead-in language or other provisions contained in the body of the individual clauses.

                                    Clause I
                       FACILITIES NONDISCRIMINATION CLAUSE

The following provisions are applicable if this subcontract is for the lease of real estate:

"As used in this clause, the term `Facility' means stores, shops, restaurants, cafeterias, restrooms, and any other facility of a public nature in the building in which the space covered by this lease is located.

"The lessor agrees that he will not discriminate by segregation or otherwise against any person or persons because of race, color, religion, sex, or national origin in furnishing or by refusing to furnish, to such person or persons, the use of any facility, including any or all services, privileges, accommodations, and activities provided thereby. Nothing herein shall require the furnishing to the general public of the use of any facility customarily furnished by the lessor solely to tenants, their employees, customers, patients, clients, guests and invitees.

"It is agreed that the lessor's noncompliance with the provisions of this clause shall constitute a material breach of this lease. In the event of such noncompliance, the lessee may take appropriate action to enforce compliance, may terminate this lease, or may pursue such other remedies as may be provided by law. In the event of termination, the lessor shall be liable for all excess costs of the lessee in acquiring substitute space. Substitute space shall be obtained in as close proximity to the lessor's building as is feasible and moving costs will be limited to the actual expenses thereof as incurred.

"The lessor agrees to include, or to require the inclusion of the foregoing provisions of this clause (with the terms "lessor" and "lessee" appropriately modified) in every agreement or concession pursuant to which any person other than the lessor operates or has the right to operate any facility. Nothing herein contained, however, shall be deemed to require the lessor to include or require the inclusion of the foregoing provisions of this clause in any existing agreement or concession arrangement or one in which the contracting party other than the lessor has the unilateral right to renew or extend the agreement or arrangement, until the expiration of the existing agreement or arrangement and the unilateral right to renew or extend. The lessor also agrees that it will take any and all lawful actions as expeditiously as possible with respect to any such agreement as the contracting agency may direct to enforce this clause, including but not limited to termination of the agreement or concessions and institution of court action.

                                    Clause II
                            DISCLOSURE OF INFORMATION

This clause is applicable to this subcontract and to any lower tier subcontract hereunder if it provides for the performance of any of the functions required for the administration of the Medicare agreement between the Contractor and the Secretary, and to any other subcontract where the Subcontractor, its agents, officers, or employees might reasonably be expected to have access to information within the purview of section 1106 of the Social Security Act, as amended, and regulations prescribed pursuant thereto.

"The Subcontractor agrees to establish and maintain procedures and controls so that no information contained in its records or obtained from the Contractor and/or the Secretary or from others in carrying out terms of its subcontract shall be used by or disclosed by it, its agents, officers, or employees except as provided in section 1106 of the Social Security Act, as amended, and Regulations prescribed thereunder."

                                   Clause III
                   AUTOMATIC TERMINATION OF SUBCONTRACT CLAUSE

This clause is applicable to this subcontract if its term exceeds the term of the agreement between the Secretary and the Subcontractor, except where the Secretary agrees to its omission or if this subcontract is solely for the purchase of supplies and equipment.

Notwithstanding the following, if the Contractor wishes to continue the subcontract relative to its own business after the contract between the Secretary and the contractor has been terminated or nonrenewed, it may do so provided it assures the Secretary in writing that the Secretary's obligations will terminate at the time the Medicare contract terminates or is nonrenewed subject to the termination cost provisions provided for in the contract.

The clause is as follows:

"In the event the Medicare contract between the Secretary and the Contractor is terminated, the subcontract between the Contractor and the Subcontractor will be terminated unless the Secretary and the Contractor agree to the contrary. Such termination shall be accomplished by delivery of written notice to the Subcontractor of the date upon which said termination will become effective."

                                    Clause IV
                       LIQUIDATED DAMAGES IN SUBCONTRACTS

The following provisions are applicable to this subcontract if it contains liquidated damages provisions which relate solely to Medicare:

"The Secretary, after consultation with the Contractor, shall have the right to determine that the specified levels of performance have not been attained by the Subcontractor. In such event, the Secretary may direct the Contractor to notify the Subcontractor of the Secretary's determination that liquidated damages apply and to set-off the liquidated damages against the Subcontractor."

                                    Clause V
                                   PRIVACY ACT

The Privacy Act of 1974, Public Law 93-579, and the Regulations and General instructions issued by the Secretary pursuant thereto, are applicable to this subcontract, and to all subcontracts hereunder to the extent that the design, development, operation, or maintenance of a system of records as defined in the Privacy Act is involved.

                                    Clause VI
                              COST OR PRICING DATA

This clause is applicable to this subcontract and to any modification thereof,
(1) where the estimated cost to Medicare exceeds or will exceed ***, and (2) the estimated cost was not based on adequate price competition, established catalog or market prices of commercial items sold in substantial quantities to the general public, or prices set by law or regulation.

"The Subcontractor is required to submit written cost or pricing data and certify that the data submitted was accurate, complete and current at the time of entry into this subcontract or modification in accordance with Subpart 15.804 of the Federal Acquisition Regulation and to maintain full and complete accounting records to support cost or pricing data submitted. The Subcontractor must provide for full access by the Contractor, the Secretary, and the Comptroller General of the United States for the purpose of examining the accuracy of cost or pricing data submitted as aforesaid, and in accordance with Subpart 15.804 of the Federal Acquisition Regulation, agrees to a reduction in price if the cost or pricing data submitted is found to be defective."

***Pursuant to Rule 406 of the Securites Act of 1933, as amended, confidential portions of Exhibit 10(_) have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                   Section II

In addition to the clauses n Section I, the clauses contained in Section II are also applicable to this subcontract regardless of amount if the subcontract (a) provides for the performance of any of the functions required for the administration of the Medicare agreement between the Contractor and the Secretary, or (b) involves subcontracting for automated data processing systems or facilities management services which required the Secretary's prior approval.

                                   Clause VII
                       SUBCONTRACTING OF RESPONSIBILITIES

The Subcontractor agrees that it shall not enter into any lower tier subcontract with any other party to carry out the primary responsibilities of this subcontract without the prior written approval of the Secretary. In the event such approval is given, the Subcontractor further agrees that the substance of these clauses shall be inserted in each lower tier subcontract.

                                   Clause VIII
                                   INSPECTION

The Secretary shall have the right, at all reasonable times and upon reasonable notice, to inspect or to otherwise evaluate the work performed or being performed under this subcontract, and the premises in which it is being performed. If an inspection or evaluation is made, the Subcontractor shall provide all reasonable facilities and assistance for the safety and convenience of the Secretary's representatives in the performance of their duties. All inspections and evaluations by the Secretary's representatives shall be performed in such a manner as will not unduly delay the work.

                                    Clause IX
                                 RIGHTS IN DATA

A. The Subcontractor agrees that the Secretary shall at such time and in such manner as he may prescribe, have access to any data acquired or utilized by it in the development and processing of claims or in carrying out its other functions under this subcontract, and further, shall have use of such data obtained solely from private business of the Subcontractor). The Subcontractor shall also, at such times and in such manner as the Secretary may prescribe, furnish to other organizations for use in administering health care or health care financing programs under the Act, data acquired or utilized by it in the development and processing of claims or other data (other than discrete data such as trade secrets, commercial or financial data obtained solely from private business of the Subcontractor) acquired by it in carrying out its functions under this subcontract. This does not apply to the proprietary data of subcontractors which is utilized by the Contractor for program purposes.

B. As used in this clause, the term "Subject Data" means writings, sound recordings, pictorial reproductions, drawings, designs, or other graphic representations, all systems documentation, program logic, operational manuals, forms, diagrams, workflow charts, equipment descriptions, data files, data processing or computer programs, all other operational methods and procedures involved in the performance of functions under the subcontract and works of any similar nature (whether copyrighted or copyrightable) which are acquired or utilized by the Subcontractor in carrying out its functions under this subcontract, for which more than 50 percent of the cost of development has been paid out of Government funds. The term does not include financial reports, cost analyses, and similar information incidental to contract administration.

C. Government rights. Subject only to provisions of (D) below, the Government may use, duplicate or disclose in any manner, and for any purpose whatsoever, and have or permit others to do so, all Subject Data.

D. License to copyright data. In addition to the Government rights as provided in (C) above with respect to any Subject Data which may be copyrighted, the Subcontractor agrees to and does hereby grant to the Government a royalty-free, nonexclusive, and irrevocable license throughout the world to use, duplicate or dispose of such data in any manner and for any purpose whatsoever, and to have or permit others to do so; provided, however, that such licenses shall be only to the extent that the Subcontractor now has, or prior to completion or final settlement of this subcontract may require, the right to grant such license without becoming liable to pay compensation to others solely because such grant.

E. Relation to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government under any patent.

F. Marking and identification. The Subcontractor shall not affix any restrictive markings upon any Subject Data, and if such markings are affixed, the Government shall have the right at any time to modify, remove, obliterate, or ignore such markings.

G. Deferred ordering and delivery of data. The Government shall have the right to order, at any time during the performance of this subcontract, or within two years from either acceptance of all items to be delivered under this subcontract or termination of this subcontract, whichever is later, any Subject Data, or data generated in performance of the subcontract developed with Government funds, and the Subcontractor shall promptly prepare and deliver such Subject Data or data as may be required. When Subject Data is delivered pursuant to this paragraph G, payment shall be made for converting the Subject Data or data into the prescribed form, reproducing it or preparing it for delivery. The Government's right to use data delivered pursuant to this paragraph G shall be the same as the rights in Subject Data as provided in (C) above. The Subcontractor shall be relieved of the obligation to furnish Subject Data or data upon the expiration of two years from the date it accepts such items.

H. The Subcontractor shall retain such data or Subject Data subject to the time limit imposed by the Examination of Records clause of this Addendum and the right to examine such records by the Comptroller General of the United States and the Secretary (including their duly authorized representatives).

                                    Clause X
                      SUBCONTRACTOR AS COMMON SUBCONTRACTOR
In the event a systems change, as designated by the Secretary, is required as the result of an act of Congress, Regulation, or General Instruction, and it applies to more than one Medicare contractor for which the Subcontractor ("Common Subcontractor") provides similar services, each contractor shall individually arrange for the Common Subcontractor to implement such change to its system. If an increase in cost is sought by the Common Subcontractor for the modification, the Contractor shall pay a reasonable price, based upon certified cost or pricing data submitted by the Common Subcontractor. As soon as possible thereafter, the Contractor shall submit the supporting data, along with all other pertinent documentation, to the Secretary. On a basis to be determined by the Secretary, a reasonable price shall then be established for the common systems change as implemented by all affected contractors and such price shall be divided among those contractors. The cost of any additional modifications needed to meet the specific requirements of a particular contractor shall be borne only by that contractor. Should the Secretary determine that the increase in price for the common change or other modification is not adequately supported, the Common Subcontractor agrees to refund such amount to the Contractor. In the event the Common Subcontractor refuses to refund the above amount, the Secretary may request that the Contractor take action to recover from the Common Subcontractor that portion of the price which the Secretary finds to be unsupported. The Secretary shall reimburse the Contractor for all reasonable costs relating to such action. The Secretary shall from time-to-time notify the Contractor of the identity of other Medicare contractors with common subcontracts.

                                    Clause XI
                           MODIFICATION OF SUBCONTRACT

(A) Neither this subcontract nor any lower tier subcontract under this subcontract shall be modified or amended, regardless of amount, without obtaining prior written approval of the Secretary if it provides for the performance of any of the functions contained in the Medicare agreement between the Contractor and the Secretary.

(B) If this subcontract does not fall within the purview of paragraph (A) of this clause, the Secretary's prior approval shall be obtained for any modification or amendment thereof where the estimated cost of such change or changes would result in an increase of the costs to Medicare in excess of fifty percent of the Contractor's threshold amount as provided in its agreement.

(C) Before this subcontract is renewed or any option herein is exercised, the Secretary's approval shall be obtained, unless the Secretary has previously stipulated otherwise in writing.

                                   Clause XII
                      REGULATIONS AND GENERAL INSTRUCTIONS

The Contractor is obliged under its agreement with the Secretary to comply with all Regulations and General Instructions as the Secretary may from time-to-time prescribe for the administration of its agreement. To the extend that such Regulations and General Instructions affects this subcontract, the Subcontractor shall also comply with such Regulations and General instructions.

                                   Clause XIII
                      PROHIBITION AGAINST BILLING SERVICES

The provisions of this clause are applicable to this subcontract if it provides for facilities management services or any electronic data processing which contemplates performance of an integral part of the Medicare claims process. However, such provisions do not apply if this subcontract is for the lease or purchase of equipment or supplies.

The Subcontractor (or a parent, subsidiary, or affiliated organization) shall not perform services for providers which involve (1) the preparation or completion of preliminary or initial cost reports, or (2) the allocation of expenses to provider cost centers and apportionment of such costs between Medicare beneficiary patients and other patients of the provider where such data may be used in the preparation of cost reports subsequently submitted to the Subcontractor for desk review and audit and which serve as the basis for determination of Medicare program payments by the Subcontractor. The Subcontractor (or a parent, subsidiary or affiliated organization) shall not perform, in any jurisdiction in which it is serving as a Subcontractor to a Medicare Contractor, billing services for a provider where billings by such providers are to be subsequently processed by the Subcontractor for Medicare payments. This does not preclude the subcontractor from offering and operating an automated billing service (software and equipment) for a provider as long as operating such a billing service does not require the Subcontractor to describe or code the health-care services being billed.

                                   SECTION III

This subcontract incorporates the following clauses by reference with the same force and effect as if they were given in full text. Upon request, the Secretary will make their full text available to the Subcontractor.

The clauses are applicable to this subcontract and to lower tier subcontractors if the cost of the subcontract or lower tier subcontract to Medicare is equal to or greater than the amount in brackets located to the right of the listed clause, unless specifically exempted by applicable rules, regulations, or Executive Orders. The term "Contractor" as used therein shall mean the "Subcontractor".

                         FEDERAL ACQUISITION REGULATION
                           (48 CFR, CHAPTER 1) CLAUSES

52.203-7    Anti-Kickback Procedures                         ($100,000)
            (July 1995)

52.203-10   Price or Fee Adjustment for Illegal or           ($100,000)
            Improper Activity
            (September 1990)

52.203-11   Certification and Disclosure Regarding           ($100,000)
            Payments to Influence Certain Federal
            Transactions
            (April 1991)

52.203-12   Limitation on Payments to Influence              ($100,000)
            Certain Federal Transactions

            (January 1990)

52.215-2    Audit and Records - Negotiation                  ($100,000)
            (October 1995)

52.219-8    Utilization of Small, Small                      ($100,000)
            Disadvantaged and Women-Owned
            Business Concerns
            (October 1995)

52.219-9    Small, Small Disadvantaged and                   (Subcontracts that
            Women-Owned Subcontracting                       offer
            Plan                                             subcontracting
            (October 1995)                                   possibilities and
                                                             any subcontract
                                                             exceeding $500,000,
                                                             $1,000,000
                                                             for construction
                                                             of any public
                                                             facility)

52.219-16   Liquidated Damages - Subcontracting              (Subcontracts that
            (October 1995)                                   offer
                                                             subcontracting
                                                             possibilities and
                                                             any subcontract
                                                             exceeding
                                                             $500,000
                                                             $1,000,000 for
                                                             construction of
                                                             any public
                                                             facility)

52.222-21   Certification of Nonsegregated                   ($10,000)
            (April 1984)

52.222-26   Equal Opportunity                                ($10,000)
            (April 1984)

52.222-35   Affirmative Action for Special                   ($10,000)
            Disabled and Vietnam Era Veterans

            (April 1984)

52.222-36   Affirmative Action for Handicapped               ($2,250)
            Workers
            (April 1984)

52.222-37   Employment Reports on Special  Disabled          ($10,000)
            Veterans and Veterans of the Vietnam
            Era
            (January 1988)

52.223-6    Drug-Free Workplace                              (No Minimum)
            (July 1990)